Semi-Annual Report

Independence One(R)
Mutual Funds

Independence One(R) Mutual Funds offer nine portfolios, including three equity funds, three income funds and three money market funds. This Semi-Annual Report relates to the three equity funds:

Independence One
Equity Plus Fund
Class Y Shares

Independence One
Small Cap Fund

Independence One
International Equity Fund

October 31, 1999

[LOGO OF INDEPENDENCE ONE]
Mutual Funds]

For more information about any of the Independence One(R) Mutual Funds, please call 800-334-2292 for a prospectus, which should be read carefully before investing.



President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report of the Independence One Equity Funds, which covers the six-month reporting period from May 1, 1999 through October 31, 1999. Inside, you'll find complete financial information for each fund beginning with the portfolio manager's discussion and followed by a listing of fund holdings and the financial statements.

The following is a fund-by-fund summary of performance over the six- month reporting period.

Independence One Equity Plus Fund. This fund invests in a portfolio of high-quality stocks that, at the end of the reporting period, included many household names like ALCOA, American Express, Bank of America, Black & Decker, Coca-Cola, DuPont, Ford, General Electric, IBM, Intel, 3M, Sears, and Xerox. This Fund's Class Y Shares produced a six-month total return of 6.39% as the net asset value increased from $22.02 to $23.34 and income distributions totaling $0.08 per share. The fund ended the reporting period with $308.7 million in assets.*

In addition, the fund achieved a five star (*****) overall Morningstar Rating(TM) out of 3,272 domestic equity funds as of October 31 1999.** This is Morningstar's highest rating for risk-adjusted fund performance, and places the fund in the top 10% of its category.

Independence One Small Cap Fund. During the reporting period, small-cap stocks produced relatively flat returns. However, small-cap stocks continued to remain attractively valued compared to large cap stocks.+ In this environment, Independence One Small Cap Fund produced a six-month total return of 1.81% as the net asset value increased from $9.40 to $9.57. The fund ended the reporting period with $31.9 million in assets.*

Independence One International Equity Fund. During the reporting period, the fund's portfolio of stocks from recognized exchanges throughout the world produced a total return of 6.20% as the net asset value increased from $12.75 to $13.54.++ The fund ended the reporting period with $18.3 million in assets.*

 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Independence One Equity Plus Fund's Class B Shares produced a total return of 5.37% and 0.11% based on net asset value and redemption value, respectively, for the period from October 20, 1999 (date of initial public investment) to October 31, 1999.

** Past performance is no guarantee of future results. Morningstar proprietary ratings reflect risk-adjusted performance through October 31, 1999. They are subject to change every month. Ratings are calculated from the fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds in a broad asset class receive five stars; the next 22.5% receive four stars; the middle 35% receive three stars; the next 22.5% receive two stars and the bottom 10% receive one star. The fund's three-year rating was five stars (*****) out of 3,272 domestic equity funds as of 10/31/99.

 + In return for a higher level of growth potential, small-company stocks have historically experienced a higher degree of price volatility.

++ Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.




Thank you for selecting one or more of the Independence One Equity Funds to pursue the long-term performance potential of stocks. We look forward to keeping you informed about the progress of your investment.

Sincerely,

/s/ Edward C. Gonzales

Edward C. Gonzales
President
December 15, 1999



Independence
One Equity
Plus Fund

Question: What is your review of the stock market during the first half of the fund's fiscal year, which saw a series of interest rate "tightenings" or increases, by the Federal Reserve Board (the "Fed"), a high level of volatility and a weak return for the S&P 500?**

Answer: The stock market, anticipating a slower economic growth, pulled back and became more volatile in response to the Fed's interest rate increases. The investor reaction, however, has not been as severe as you might expect. The stock market has fared rather well in spite of the moves by the Fed.

Question: How did the Independence One Equity Plus Fund perform with respect to total return compared to its benchmark?

Answer: The Independence One Equity Plus Fund's Class Y Shares were up 6.39%* versus the Standard & Poor's 100 Composite Stock Price Index** being up 6.69% during the six-month reporting period ended October 31, 1999. Management fees and a small cash position that is held to cover cash flows caused the fund's lag in performance.

Question: The fund's portfolio invariably contains some of the largest, most successful and best-known American companies. What were the fund's top ten holdings at the end of the reporting period?

Answer: The fund's top ten holdings in descending order at the end of this period were Microsoft Corp., General Electric Co., Intel Corp., Wal-Mart Stores, Inc., Cisco Systems, Inc., Lucent Technologies, Inc., International Business Machines Corp., Citigroup, Inc., Merck & Co., Inc. and Exxon Corp.

Question: As we approach the year 2000, what major factors will influence the near-term direction of the market?

Answer: Investors' reaction to the upcoming Y2K event will definitely influence the direction of the market. Another factor that will continue to influence the market is the interest rate hikes by the Fed in an effort to slow the economy and curb inflation. The third major factor is the anticipated strong flows of cash into the equity market in the early part of 2000.

 * Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The S&P 500 and Standard & Poor's 100 Composite Stock Price Index are composite indices of common stocks in industry, transportation, and financial and public utility companies and can be used to compare the total returns of funds whose portfolios are invested primarily in common stocks. The index is unmanaged and investments cannot be made in an index. Standard & Poor's(R), "S&P(R)", and "S&P 100(R)" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Independence One Equity Plus Fund. The fund is not sponsored, endorsed, sold or promoted by or affiliated with Standard & Poor's.



Independence
One Small
Cap Fund

Question: What is your review of small cap stocks during the first half of the fund's fiscal year? To what extent did the Fed's rate increases impact the market?

Answer: The Fed rate increases have reinforced the underperformance of the small cap sector in comparison to the large cap sector. The end result of the rate increases is that fewer companies can grow at rates that will attract new investors and those companies tend to be in the large cap sector.

Question: How did the Independence One Small Cap Fund perform with respect to its benchmark, the S&P's SmallCap 600 Index ("S&P Small Cap 600")*?

Answer: The Independence One Small Cap Fund was up 1.81%** versus the S&P SmallCap 600 being up 2.77% during the six-month period ended October 31, 1999. Management fees and a small cash position that is held to cover cash flows contributed to the fund's lag in performance.

Question: Small cap stocks have continued to offer compelling valuations versus large cap stocks. As we approach the end of 1999, what factors may influence the market's recognition of this under-appreciated sector?

Answer: As portfolios get overweighted in the large cap sector, investors doing their year-end reallocations may look for opportunities within the small cap sector.

 * The S&P SmallCap 600 is an unmanaged, capitalization-weighted index of 600 common stocks. It is designed to provide a measure of overall small capitalization company performance, and includes common stocks of companies from a variety of economic sectors. Investment cannot be made in an index. "Standard & Poor's,(R)" "S&P(R)," and "S&P SmallCap 600(R)" are trademarks of the McGraw-Hill Companies, Inc. and have been authorized for use by Independence One Small Cap Fund. The fund is not sponsored, endorsed, sold or promoted by or affiliated with Standard & Poor's.

** Past performance is no guarantee of future results.Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.



Independence
One
International
Equity Fund

Question: What are your comments on the international stock market, which, as measured by the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE"),* outperformed the U.S. stock market during the reporting period?

Answer: In the first half of the fiscal year, international markets outperformed the U.S. stock market by just under 4%. However, this disguises some quite divergent trends. The Japanese stock market rose over 7%, benefiting from increasing evidence of economic recovery and corporate restructuring. European equity markets performed broadly in line with the US, but the UK market fell over 4%, reacting negatively to the move by the Bank of England to lift interest rates. Asian markets continued their impressive recovery, with the Singapore market up over 8%. The disparate performance highlights the diversification benefits that can be achieved by investing in international markets-- particularly given the different stages that these markets are in the business cycle.

Question: What were the fund's country weightings at the end of the reporting period based on a percentage of portfolio holdings?

Country                                                         Weightings
Japan                                                                24.0%
United Kingdom                                                       15.4%
Germany                                                              10.8%
France                                                                9.2%
Switzerland                                                           6.6%
Netherlands                                                           6.0%
Italy                                                                 4.6%
Sweden                                                                3.1%
Spain                                                                 3.0%
Hong Kong                                                             2.3%
Australia                                                             1.9%
Belgium                                                               1.7%
Singapore                                                             0.9%
Liquidity--United States                                             10.5%
                                                                    -----
 Total                                                              100.0%
                                                                    =====

* The EAFE is an unmanaged market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland. Investments cannot be made in an index.



Question: What regions do you anticipate will be the strongest performers for the rest of the fund's fiscal year?

Answer: Japan continues to be our favored region. Valuation is attractive, monetary policy is unlikely to be tightened for some time and the economy is showing signs of a self-sustaining recovery. The government recently announced a
(Yen)18 trillion fiscal stimulus package and, coupled with an extension of the loan guarantee program to small and mid sized companies, should help underpin both the economy and the equity market. Similarly, European markets are expected to perform relatively well. Recovery is becoming more entrenched--particularly in France, Germany and Italy which have lagged the recovery in other European economies--and valuation is not as stretched as that in the US equity market. Nonetheless, the increasing globalization of capital flows, means both of these regions will be unable to ignore a sharp correction in the US equity market. Indeed, this is the greatest risk we believe presently exists for investors investing in international markets.



                       Independence One Equity Plus Fund
                            Portfolio of Investments

October 31, 1999 (unaudited)

  Shares                                                                            Value
Common Stocks--97.3%
                      Aerospace & Defense--1.8%
   51,400             Boeing Co.                                                $  2,367,612
   10,700             General Dynamics Corp.                                         593,181
   18,100             Raytheon Co., Class B                                          527,162
   10,200             Rockwell International Corp.                                   494,062
   25,800             United Technologies Corp.                                    1,560,900
                                                                                ------------
                        Total                                                      5,542,917
                                                                                ------------
                      Automobile--1.9%
   64,700             Ford Motor Co.                                               3,550,413
   34,400             General Motors Corp.                                         2,416,600
                                                                                ------------
                        Total                                                      5,967,013
                                                                                ------------
                      Basic Industry--0.4%
   19,600             ALCOA, Inc.                                                  1,190,700
                      Capital Goods--0.7%
   13,900             Homestake Mining Co.                                           116,413
   21,500             Minnesota Mining & Manufacturing Co.                         2,043,844
                                                                                ------------
                        Total                                                      2,160,257
                                                                                ------------
                      Chemicals--2.1%
   11,800             Dow Chemical Co.                                             1,395,350
   55,800             Du Pont (E.I.) de Nemours & Co.                              3,595,613
    3,800             Mallinckrodt, Inc.                                             128,963
   33,900             Monsanto Co.                                                 1,305,150
                                                                                ------------
                        Total                                                      6,425,076
                                                                                ------------
                      Computer Services--18.3%
    7,700             (1) Ceridian Corp.                                             168,919
  173,800             (1) Cisco Systems, Inc.                                     12,861,274
    8,600             (1) Computer Sciences Corp.                                    590,712
   54,200             Hewlett-Packard Co.                                          4,014,187
   96,700             International Business Machines Corp.                        9,512,862
  272,900             (1) Microsoft Corp.                                         25,260,306
   77,000             (1) Oracle Corp.                                             3,662,312
   15,700             (1) Unisys Corp.                                               380,725
                                                                                ------------
                        Total                                                     56,451,297
                                                                                ------------
                      Consumer Basics--1.2%
   24,000             American Express Co.                                         3,696,000
                      Consumer Non-Durables--2.7%
   23,200             Campbell Soup Co.                                            1,044,000
   71,000             Procter & Gamble Co.                                         7,446,125
                                                                                ------------
                        Total                                                      8,490,125
                                                                                ------------
                      Electrical Equipment--8.4%
    4,700             Black & Decker Corp.                                           202,100
   13,200             Entergy Corp.                                                  395,175
  175,400             General Electric Co.                                        23,777,662
    6,800             Honeywell, Inc.                                                716,975
   36,500             Southern Co.                                                   969,531
                                                                                ------------
                        Total                                                     26,061,443
                                                                                ------------
                      Electronic Technology--5.8%
  176,900             Intel Corp.                                                 13,698,694
    9,000             (1) National Semiconductor Corp.                               269,438
    2,400             Polaroid Corp.                                                  53,550
    2,500             Tektronix, Inc.                                                 84,375
   42,000             Texas Instruments, Inc.                                      3,769,500
                                                                                ------------
                        Total                                                     17,875,557
                                                                                ------------
                      Entertainment--1.0%
  110,300             Disney (Walt) Co.                                            2,909,163
    6,900             (1) Harrah's Entertainment, Inc.                               199,669
                                                                                ------------
                        Total                                                      3,108,832
                                                                                ------------
                      Finance--7.7%
   62,700             Bank One Corp.                                               2,355,169
   92,400             Bank of America Corp.                                        5,948,250
  180,600             Citigroup, Inc.                                              9,774,975
   39,100             U.S. Bancorp, Inc.                                           1,449,144
   88,200             Wells Fargo Co.                                              4,222,575
                                                                                ------------
                        Total                                                     23,750,113
                                                                                ------------
                      Financial Services--0.7%
   12,100             Hartford Financial Services Group, Inc.                        626,931
   19,800             Merrill Lynch & Co., Inc.                                    1,554,300
                                                                                ------------
                        Total                                                      2,181,231
                                                                                ------------
                      Food & Beverage--4.8%
  132,000             Coca-Cola Co.                                                7,788,000
   19,200             Heinz (H.J.) Co.                                               916,800
   72,400             McDonald's Corp.                                             2,986,500
   78,200             PepsiCo, Inc.                                                2,712,563
   17,300             Ralston Purina Co.                                             543,869
                                                                                ------------
                        Total                                                     14,947,732
                                                                                ------------
                      Forest Products & Paper--0.7%
    3,100             Boise Cascade Corp.                                            110,438
    5,100             Champion International Corp.                                   294,844
   22,100             International Paper Co.                                      1,163,013
   10,800             Weyerhaeuser Co.                                               644,625
                                                                                ------------
                        Total                                                      2,212,920
                                                                                ------------
                      Home Building--0.1%
    4,100             Fluor Corp.                                                    163,488
                      Hospital Supplies--0.6%
   15,600             Baxter International, Inc.                                   1,012,050
   30,200             Columbia/HCA Healthcare Corp.                                  728,575
                                                                                ------------
                        Total                                                      1,740,625
                                                                                ------------
                      Household Products--0.6%
   31,200             Colgate-Palmolive Co.                                        1,887,600
                      Insurance--3.3%
   13,300             American General Corp.                                         986,694
   82,800             American International Group, Inc.                           8,523,225
   10,600             CIGNA Corp.                                                    792,350
                                                                                ------------
                        Total                                                     10,302,269
                                                                                ------------
                      Manufacturing--0.4%
   10,200             Allegheny Teledyne, Inc.                                       154,912
   16,900             Eastman Kodak Co.                                            1,165,044
                                                                                ------------
                        Total                                                      1,319,956
                                                                                ------------
                      Office Equipment--0.4%
    4,300             Harris Corp.                                                    96,481
   35,500             Xerox Corp.                                                    994,000
                                                                                ------------
                        Total                                                      1,090,481
                                                                                ------------
                      Oil--6.3%
   17,200             Atlantic Richfield Co.                                       1,602,825
   17,600             Baker Hughes, Inc.                                             491,700
   11,404             Coastal Corp.                                                  480,393
  129,800             Exxon Corp.                                                  9,613,312
   23,600             Halliburton Co.                                                889,425
   41,900             Mobil Corp.                                                  4,043,350
   18,600             Occidental Petroleum Corp.                                     424,312
   29,300             Schlumberger Ltd.                                            1,774,481
                                                                                ------------
                        Total                                                     19,319,798
                                                                                ------------
                      Personal Care Products--0.2%
   13,900             Avon Products, Inc.                                            448,275
    5,700             International Flavors & Fragrances, Inc.                       218,025
                                                                                ------------
                        Total                                                        666,300
                                                                                ------------
                      Pharmaceuticals--8.8%
  106,200             Bristol-Myers Squibb Co.                                     8,157,487
   71,900             Johnson & Johnson                                            7,531,525
  125,400             Merck & Co., Inc.                                            9,977,138
   27,100             Pharmacia & Upjohn, Inc.                                     1,461,706
                                                                                ------------
                        Total                                                     27,127,856
                                                                                ------------
                      Recreation--0.0%
    4,900             Brunswick Corp.                                                110,863
                      Retail--7.2%
   79,300             Home Depot, Inc.                                             5,987,150
   26,400             (1) K Mart Corp.                                               265,650
   11,400             Limited, Inc.                                                  468,825
   17,900             May Department Stores Co.                                      620,906
   20,300             Sears, Roebuck & Co.                                           572,206
   10,300             Tandy Corp.                                                    648,256
   13,200             (1) Toys `R' Us, Inc.                                          186,450
  238,000             Wal-Mart Stores, Inc.                                       13,491,625
                                                                                ------------
                        Total                                                     22,241,068
                                                                                ------------
                      Services--0.6%
   37,700             CBS Corp.                                                    1,840,231
                      Steel0.0%
    7,000             (1) Bethlehem Steel Corp.                                       48,562
                      Telecommunications--9.2%
  170,900             AT&T Corp.                                                   7,989,575
   83,000             Bell Atlantic Corp.                                          5,389,813
  163,800             Lucent Technologies, Inc.                                   10,524,150
   71,000             Nortel Networks Corp.                                        4,397,563
                                                                                ------------
                        Total                                                     28,301,101
                                                                                ------------
                      Transportation--0.8%
   24,900             Burlington Northern Santa Fe                                   793,688
    7,500             Delta Air Lines, Inc.                                          408,281

Shares or
Principal
 Amount                                                                             Value
Common Stocks--continued
                      Transportation--continued
      15,900          (1) FDX Corp.                                             $    684,694
      20,300          Norfolk Southern Corp.                                         496,081
                                                                                ------------
                      Total                                                        2,382,744
                                                                                ------------
                      Utilities--0.3%
      23,200          Williams Cos., Inc. (The)                                      870,000
                      Utilities - Electric--0.3%
      10,300          American Electric Power Co., Inc.                              355,350
      11,600          Unicom Corp.                                                   444,425
                                                                                ------------
                      Total                                                          799,775
                                                                                ------------
                      Total Common Stocks (identified cost $139,349,332)         300,273,930
                                                                                ============
(2) Repurchase Agreement--2.6%
$  8,039,000          Donaldson, Lufkin and Jenrette Securities Corp., 5.22%,
                      dated 10/29/1999, due 11/1/1999 (at cost)                    8,039,000
                                                                                ------------
                      Total Investments (identified cost $147,388,332) (3)      $308,312,930
                                                                                ============

(1)  Non-income producing security.

(2) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(3) The cost of investments for federal tax purposes amounts to $147,388,332. The net unrealized appreciation of investments on a federal tax basis amounts to $160,924,598 which is comprised of $161,984,045 appreciation and $1,059,447 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets
      ($308,654,495) at October 31, 1999.

(See Notes which are an integral part of the Financial Statements)




                       Independence One Equity Plus Fund
                      Statement of Assets and Liabilities

October 31, 1999 (unaudited)

Assets:
Total investments in securities, at value (identified and tax cost
$147,388,332)                            $       308,312,930
Cash
146,757
Income
receivable
259,597
Unamortized organizational
costs                                                                                          4,784
Other
assets
5,762

-------------------
 Total
assets
308,729,830

-------------------
Liabilities:
Accrued expenses                                                                        $     75,335

-------------------
 Total
liabilities
75,335

-------------------
Net Assets for 13,225,230 shares
outstanding                                                                $       308,654,495
Net Assets Consist of:
Paid in
capital
$       141,561,134
Net unrealized appreciation of
investments                                                                          160,924,598
Accumulated net realized gain on
investments                                                                          6,060,069
Undistributed net investment
income                                                                                     108,694

-------------------
 Total Net
Assets                                                                                           $
308,654,495

-------------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class Y Shares:
$308,645,328 / 13,224,837 shares
outstanding                                                                       $      23.34
Class B Shares:
Net Asset Value Per Share ($9,167 / 393 shares
outstanding)                                                        $      23.33
Offering Price Per
Share                                                                                           $
23.33
Redemption Proceeds Per Share (95.00/100 of $23.33)
(1)                                                            $      22.16

(1)  See "What Do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)




                       Independence One Equity Plus Fund
                            Statement of Operations

Six Months Ended October 31, 1999 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of
$827)                                                               $      1,684,632
Interest
161,027

----------------
 Total
income
1,845,659

----------------
Expenses:
Investment advisory fee                                                               $       605,398
Administrative personnel and services fee                                                     150,482
Custodian fees                                                                                 23,494
Transfer and dividend disbursing agent fees and expenses                                       16,854
Directors'/Trustees' fees                                                                       5,975
Auditing fees                                                                                   6,887
Legal fees                                                                                      2,530
Portfolio accounting fees                                                                      33,687
Distribution services fee--Class B Shares                                                           2
Shareholder services fee--Class B Shares                                                            1
Share registration costs                                                                        9,902
Printing and postage                                                                            6,324
Insurance premiums                                                                                855
Miscellaneous                                                                                   5,061
                                                                                      ---------------
 Total expenses                                                                               867,452
Waiver
 Waiver of investment advisory fee                                                           (151,350)
   Net
expenses
716,102
Net investment
income
1,129,557
Realized and Unrealized Gain on Investments:
Net realized gain on
investments
3,745,114
Net change in unrealized appreciation of
investments                                                                  13,469,074
 Net realized and unrealized gain on
investments                                                                      17,214,188
   Change in net assets resulting from
operations                                                               $     18,343,745

(See Notes which are an integral part of the Financial Statements)




                       Independence One Equity Plus Fund
                       Statement of Changes in Net Assets

                                                                             Six Months Ended
                                                                             October 31,
1999                 Year Ended

(unaudited)                  April 30, 1999
Increase (Decrease) in Net Assets:
Operations
Net investment income                                                         $
1,129,557                $    2,272,845
Net realized gain on investments ($3,745,114 and $8,229,214,
3,745,114                     7,942,700
 respectively, as computed for federal tax
purposes)
Net change in unrealized appreciation
13,469,074                    49,664,022
 Change in net assets resulting from operations
18,343,745                    59,879,567
Distributions to
Shareholders
Distributions from net investment
income
 Class Y Shares
(1,135,032)                   (2,243,571)
Distributions from net realized
gains
 Class Y Shares
--                    (8,436,196)
 Change in net assets resulting from distributions to shareholders
(1,135,032)                  (10,679,767)
Share
Transactions
Proceeds from sale of shares
23,780,966                    86,195,491
Net asset value of shares issued to shareholders in payment of
734,287                     8,272,236
 distributions
declared
Cost of shares redeemed
(28,505,575)                  (57,984,567)
 Change in net assets resulting from share transactions
(3,990,322)                   36,483,160
   Change in net assets
13,218,391                    85,682,960
Net
Assets:
Beginning of period
295,436,104                   209,753,144
End of period (including undistributed net investment income of               $
308,654,495                $  295,436,104
 $108,694 and $114,169, respectively)

(See Notes which are an integral part of the Financial Statements)




                       Independence One Equity Plus Fund
                      Financial Highlights--Class Y Shares

(For a share outstanding throughout each period)

                                        Six Months
                                      Ended October                                   Year Ended April
30,
                                         31, 1999
                                       (unaudited)                1999               1998
1997          1996 (1)
Net asset value,
beginning
 of period                                 $  22.02            $  18.24           $  14.04           $
11.39        $  10.00
Income
from
 investment
operations
 Net investment income                         0.08                0.18               0.22
0.21            0.11
 Net realized and unrealized
  gain on investments                          1.32                4.44               4.85
2.70            1.38
                                           --------            --------           --------
--------        --------
 Total from investment
  operations                                   1.40                4.62               5.07
2.91            1.49
                                           --------            --------           --------
--------        --------

Less
distributions
 Distributions from net
  investment income                           (0.08)              (0.18)             (0.22)
(0.21)          (0.10)
 Distributions from net
  realized gain on investments                   --               (0.66)             (0.65)
(0.05)             --
                                           --------            --------           --------
--------        --------
 Total distributions                          (0.08)              (0.84)             (0.87)
(0.26)          (0.10)
                                           --------            --------           --------
--------        --------
Net asset value, end of period             $  23.34            $  22.02           $  18.24           $
14.04        $  11.39
 Total return (2)                              6.39%              26.10%             37.20%
26.00%          14.96%
Ratios to average net
assets
 Expenses (3)                                  0.57%(4)            0.59%              0.61%
0.64%           0.70%(4)
 Net investment income (3)                     0.65%(4)            0.85%              1.09%
1.50%           1.61%(4)
 Expenses (after waivers)                      0.47%(4)            0.48%              0.42%
0.40%           0.39%(4)
 Net investment income                         0.75%(4)            0.96%              1.28%
1.74%           1.92%(4)
  (after
waivers)
Supplemental
data
 Net assets, end of period                 $308,645            $295,436           $209,753
$169,328        $112,609

(000omitted)
 Portfolio turnover                               4%                 19%
11%                 8%              6%

(1) Reflects operations for the period from September 25, 1995 (date of initial public investment) to April 30, 1996.

(2) Based on net asset value.

(3) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

(4) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)




                        Independence One Small Cap Fund
                            Portfolio of Investments

October 31, 1999 (unaudited)


Shares
Value
Common Stocks--95.2%
                       Basic Industry--5.3%
           5,000       AMCOL International
Corp.                                                             $           61,250
           6,700       (1) Anixter International,
Inc.                                                                  139,863
           6,800       Aptargroup,
Inc.                                                                                 182,750
           6,600       (1) Buckeye Technologies,
Inc.                                                                    99,825
           4,700       Caraustar Industries,
Inc.                                                                       113,387
           3,400       ChemFirst,
Inc.                                                                                   91,375
           4,100       Coeur d'Alene Mines
Corp.                                                                         17,937
           7,000       Corn Products International,
Inc.                                                                227,937
           7,200       Delta & Pine Land
Co.                                                                            210,600
          12,500       (1) Hecla Mining
Co.                                                                              30,469
           3,100       IMCO Recycling,
Inc.                                                                              45,338
           4,700       MacDermid,
Inc.                                                                                  159,212
           2,200       Republic Group,
Inc.                                                                              37,950
           7,100       (1) Stillwater Mining
Co.                                                                        142,887
           4,800       (1) Triarc Companies, Inc., Class
A                                                               95,400
           3,100       (1) WHX
Corp.                                                                                     28,481

------------------

Total                                                                                        1,684,661

------------------
                       Consumer Durables--3.6%
           3,200       (1) Action Performance Cos.,
Inc.                                                                 65,100
           2,300       Bassett Furniture Industries,
Inc.                                                                41,400
           9,000       (1) Champion Enterprises,
Inc.                                                                    82,125
          12,000       D. R. Horton,
Inc.                                                                               141,750
           2,100       Dixie Group,
Inc.                                                                                 14,175
           7,600       Ethan Allen Interiors,
Inc.                                                                      270,275
           9,800       La-Z-Boy,
Inc.                                                                                   178,850
           8,800       Oakwood Homes
Corp.                                                                               25,850
           4,700       Polaris Industries, Inc., Class
A                                                                164,206
           2,800       Ryland Group,
Inc.                                                                                57,750
           6,800       (1) Toll Brothers,
Inc.                                                                          119,000

------------------

Total                                                                                        1,160,481

------------------
                       Consumer Non-Durables--2.4%
           2,600       (1) Ashworth,
Inc.                                                                                10,888
           3,400       (1) Canandaigua Wine Co., Inc., Class
A                                                          205,700
           8,000       Earthgrains
Co.                                                                                  182,500
           3,000       (1) Gibson Greetings,
Inc.                                                                        14,625
           6,500       (1) Nautica Enterprise,
Inc.                                                                      97,906
           7,800       (1) Smithfield Foods,
Inc.                                                                       177,450
           7,700       Wolverine World Wide,
Inc.                                                                        78,925

------------------

Total                                                                                          767,994

------------------
                       Energy Minerals--2.3%
           6,100       (1) Barrett
Resources                                                                            204,731
           9,100       Cross Timbers Oil
Co.                                                                            101,237
           7,700       (1) Newfield Exploration
Co.                                                                     226,669
           7,500       Pogo Producing
Co.                                                                               150,469
           2,100       St. Mary Land & Exploration
Co.                                                                   53,550

------------------

Total                                                                                          736,656

------------------
                       Finance1--3.8%
          13,500       (1) Americredit
Corp.                                                                            234,590
           9,100       (1) Amresco,
Inc.                                                                                 26,731
           5,300       Centura Banks,
Inc.                                                                              279,244
           5,200       Commerce Bancorp,
Inc.                                                                           233,025
          11,300       Commercial Federal
Corp.                                                                         221,762
          10,000       Cullen Frost Bankers,
Inc.                                                                       288,750
           5,300       Downey Financial
Corp.                                                                           117,262
           6,700       Eaton Vance
Corp.                                                                                229,056
           7,100       Enhance Financial Services Group,
Inc.                                                           129,575
          12,200       First American Financial
Corp.                                                                   180,712
           5,200       First Midwest Bancorp,
Inc.                                                                      212,550
           5,400       First
BanCorp.                                                                                   120,825
          13,100       Fremont General
Corp.                                                                            112,987
           6,500       Frontier Insurance Group,
Inc.                                                                    57,694
           7,300       Hudson United
Bancorp                                                                            229,523
           8,100       Mutual Risk Management
Ltd.                                                                      122,512
           5,100       Orion Capital
Corp.                                                                              249,262
           4,900       Pioneer Group,
Inc.                                                                               60,944
           6,900       Radian Group,
Inc.                                                                               364,406
           8,800       Raymond James Financial,
Inc.                                                                    178,200
           5,300       Riggs National
Corp.                                                                              80,162
           5,200       Selective Insurance Group,
Inc.                                                                   97,175
           3,900       (1) Silicon Valley
Bancshares                                                                    127,237
           8,000       UST
Corp.                                                                                        248,000
           8,100       United Bankshares,
Inc.                                                                          199,463

------------------

Total                                                                                        4,401,647

------------------
                       Health Care--7.9%
           2,000       (1) Advance Paradigm,
Inc.                                                                        85,250
           5,100       Alpharma, Inc., Class
A                                                                          179,456
           5,700       (1) Cephalon,
Inc.                                                                                92,625
           6,300       (1) Cerner
Corp.                                                                                  94,106
           6,800       (1) Genesis Health Ventures,
Inc.                                                                 11,475
           7,400       (1) IDEXX Laboratories,
Inc.                                                                     111,925
           5,200       (1) Incyte Pharmaceuticals,
Inc.                                                                 100,100
           5,300       Invacare
Corp.                                                                                   110,637
           8,100       Jones Pharma,
Inc.                                                                               251,100
           5,900       (1) Magellan Health Services,
Inc.                                                                35,769
           6,700       (1) Medquist,
Inc.                                                                               214,400
           4,600       Mentor
Corp.                                                                                     108,387
           6,100       (1) North American Vaccine,
Inc.                                                                  32,406
           4,000       (1) Noven Pharmaceuticals,
Inc.                                                                   39,250
           9,000       (1) Orthodontic Centers of America,
Inc.                                                         123,750
           4,700       (1) Parexel International
Corp.                                                                   44,944
           6,300       (1) Patterson Dental
Co.                                                                         283,894
           8,300       (1) Renal Care Group,
Inc.                                                                       154,588
          10,400       (1) Safeskin
Corp.                                                                                87,100
           5,000       (1) Sierra Health Services,
Inc.                                                                  36,562
           5,900       (1) Universal Health Services, Inc., Class
B                                                     173,312
           4,800       (1) Vertex Pharmaceuticals,
Inc.                                                                 137,400

------------------

Total                                                                                        2,508,436

------------------
                       Producer Manufacturing--7.3%
           7,300       Applied Power, Inc., Class
A                                                                     212,156
           6,800       Baldor Electric
Co.                                                                              132,175
           4,600       Belden,
Inc.                                                                                      84,525
           5,300       (1) Cable Design Technologies, Class
A                                                           102,687
          13,700       (1) Gentex
Corp.                                                                                 235,469
           3,800       Graco,
Inc.                                                                                      127,300
           9,900       Interface,
Inc.                                                                                   40,219
           4,700       Intermet
Corp.                                                                                    47,588
           6,700       (1) Mueller Industries,
Inc.                                                                     213,981
           1,100       (1) Nashua
Corp.                                                                                   9,213
           3,400       (1) Oak Industries,
Inc.                                                                         139,400
           2,000       Robbins & Myers,
Inc.                                                                             32,375
           5,700       Roper Industries,
Inc.                                                                           175,987
           6,700       (1) SLI,
Inc.                                                                                     72,025
           2,400       (1) SPS Technologies,
Inc.                                                                        74,400
           3,400       Scott Technologies,
Inc.                                                                          64,600
           4,300       Smith (A.O.)
Corp.                                                                               104,275
           2,300       Spartan Motors,
Inc.                                                                              10,063
           7,000       Tredegar Industries,
Inc.                                                                        153,563
           5,800       (1) Zebra Technologies Corp., Class
A                                                            315,375

------------------

Total                                                                                        2,347,376

------------------
                       Retail Trade--7.2%
           5,900       (1) Ann Taylor Stores
Corp.                                                                      251,119
           2,600       Baker (J.),
Inc.                                                                                  14,463
           1,100       (1) Damark International, Inc., Class
A                                                           11,241
           3,100       (1) Discount Auto Parts,
Inc.                                                                     44,175
           7,200       (1) Express Scripts, Inc., Class
A                                                               353,700
           4,000       (1) Footstar,
Inc.                                                                               140,000
           3,600       Hancock Fabrics,
Inc.                                                                             14,850
           5,800       (1) Just For Feet,
Inc.                                                                            7,975
           7,400       (1) Linens 'N Things,
Inc.                                                                       294,150
           7,800       (1) Mens Wearhouse,
Inc.                                                                         171,113
           5,400       (1) Michaels Stores,
Inc.                                                                        181,238
          18,000       Pier 1 Imports,
Inc.                                                                             106,878
           7,200       Regis
Corp.                                                                                      133,650
           5,500       Shopko Stores,
Inc.                                                                              137,844
           4,900       (1) Whole Foods Market,
Inc.                                                                     166,600
           6,800       (1) Zale
Corp.                                                                                   284,750

------------------

Total                                                                                        2,313,746

------------------
                       Services--13.9%
           5,300       Applebee's International,
Inc.                                                                   152,706
           5,100       (1) CEC Entertainment,
Inc.                                                                      163,519
           9,700       CKE Restaurants,
Inc.                                                                             65,476
           3,400       (1) Catalina Marketing
Corp.                                                                     318,325
           6,900       Central Parking
Corp.                                                                            185,006
           9,500       (1) CommScope,
Inc.                                                                              378,812
           7,200       (1) Dendrite International,
Inc.                                                                 225,900
           4,800       (1) Dycom Industries,
Inc.                                                                       156,300
           9,300       (1) HA-LO Industries,
Inc.                                                                        45,338
           4,900       (1) Hollywood Park,
Inc.                                                                          84,831
          12,200       (1) Interim Services,
Inc.                                                                       200,538
           7,100       (1) Jack in the Box,
Inc.                                                                        170,844
           8,000       (1) Labor Ready,
Inc.                                                                             81,500
           4,800       (1) Landrys Seafood Restaurants,
Inc.                                                             36,000
           3,500       (1) Lason Holdings,
Inc.                                                                         130,047
           3,900       (1) Offshore Logistics,
Inc.                                                                      36,075
           2,300       (1) Panera Bread
Co.                                                                              15,813
           3,800       (1) Primark
Corp.                                                                                 96,425
           8,900       (1) Profit Recovery Group International,
Inc.                                                    366,569
           3,300       SEI Investments,
Co.                                                                             321,647
          13,700       Snyder Communications,
Inc.                                                                      174,675
           3,500       (1) Sonic
Corp.                                                                                   98,000
           4,300       TCBY Enterprises,
Inc.                                                                            18,006
           2,500       (1) Taco Cabana, Inc., Class
A                                                                    21,719
           8,900       True North Communications,
Inc.                                                                  358,781
           8,300       (1) Tuboscope,
Inc.                                                                               92,338
          10,500       (1) Valassis Communications,
Inc.                                                                451,500

------------------

Total                                                                                        4,446,690

------------------
                       Technology--25.0%
           5,100       AAR
Corp.                                                                                         85,106
           2,800       (1) Adaptive Broadband
Corp.                                                                     103,425
           7,900       (1) American Management System,
Inc.                                                             204,413
           8,900       (1) Aspect Telecommunications
Corp.                                                              224,169
           4,900       (1) Auspex Systems,
Inc.                                                                          27,256
           5,000       (1) BISYS Group,
Inc.                                                                            255,000
           6,900       (1) Burr Brown
Corp.                                                                             271,256
           7,500       (1) C-Cube Microsystems,
Inc.                                                                    333,750
           5,100       CTS
Corp.                                                                                        288,469
          10,900       (1) Ciber,
Inc.                                                                                  177,806
           7,700       (1) Cognex
Corp.                                                                                 230,519
           7,700       (1) DSP Communications,
Inc.                                                                     270,944
           5,400       Dallas Semiconductor
Corp.                                                                       317,925
           2,800       (1) Digi International,
Inc.                                                                      34,650
           6,000       (1) Filenet
Corp.                                                                                 99,188
           4,100       Gerber Scientific,
Inc.                                                                           77,388
           4,500       (1) HNC
Software                                                                                 179,719
           7,200       (1) Harbinger
Corp.                                                                              114,750
           4,600       (1) Hutchinson Technology,
Inc.                                                                  117,300
           2,800       Innovex,
Inc.                                                                                     22,400
           6,000       (1) Intervoice,
Inc.                                                                              74,250
           7,400       (1) Kemet
Corp.                                                                                  236,569
           8,900       (1) Lattice Semiconductor
Corp.                                                                  314,838
           8,000       (1) Macromedia,
Inc.                                                                             515,500
           3,100       (1) Marshall
Industries                                                                          132,593
           7,100       (1) Mercury Interactive
Corp.                                                                    575,988
           7,700       (1) Micrel,
Inc.                                                                                 418,688
           5,900       National Computer Systems,
Inc.                                                                  223,094
           6,300       National Data
Corp.                                                                              151,200
           9,300       (1) National Instruments
Corp.                                                                   279,581
           7,000       (1) Orbital Sciences
Corp.                                                                       103,250
           3,100       (1) Plantronics,
Inc.                                                                            181,544
           7,300       (1) RSA Security,
Inc.                                                                           259,150
           9,300       (1) Read-Rite
Corp.                                                                               36,619
          13,500       (1) S3,
Inc.                                                                                     135,000
           7,800       (1) Technology Solutions
Corp.                                                                   159,900
           1,700       (1) Three-Five Systems,
Inc.                                                                      57,481
           4,200       (1) Trimble Navigation
Ltd.                                                                       68,250
           5,600       (1) Visio
Corp.                                                                                  221,725
          10,100       (1) Whittman-Hart,
Inc.                                                                          388,219

------------------

Total                                                                                        7,968,872

------------------
                       Transportation--3.1%
           6,300       Air Express International
Corp.                                                                  167,738
           9,400       Expeditors International Washington,
Inc.                                                        351,325
           6,800       (1) Fritz Companies,
Inc.                                                                         76,075
           5,600       (1) Heartland Express,
Inc.                                                                       75,950
           2,300       (1) M.S. Carriers,
Inc.                                                                           64,975
           6,300       (1) Mesa Air Group,
Inc.                                                                          35,438
           4,900       USFreightways
Corp.                                                                              222,031

------------------

Total                                                                                          993,532

------------------
                       Utilities--3.4%
           5,800       Atmos Energy
Corp.                                                                               131,588

Shares or
Principal

Amount
Value
Common Stocks--continued
                       Utilities--continued
           7,600       Philadelphia Suburban
Corp.                                                           $          174,800
           5,800       Piedmont Natural Gas,
Inc.                                                                       185,600
           5,700       Southwest Gas
Corp.                                                                              132,525
           7,200       United Water Resources,
Inc.                                                                     243,000
           7,000       WICOR,
Inc.                                                                                      208,250

------------------

Total                                                                                        1,075,763

------------------
                         Total Common Stocks (identified cost
$30,970,801)                                           30,405,854

==================
(2) Repurchase Agreement5.0%
$      1,596,000       Donaldson, Lufkin and Jenrette Securities Corp., 5.22%, dated 10/29/1999, due 11/1/1999 (at
cost)                                                                        1,596,000

------------------
                         Total Investments (identified cost $32,566,801)
(3)                                 $       32,001,854

==================

(1)  Non-income producing security.

(2) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(3) The cost of investments for federal tax purposes amounts to $32,566,801. The net unrealized depreciation of investments on a federal tax basis amounts to $564,947 which is comprised of $4,296,722 appreciation and $4,861,669 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets
      ($31,935,024) at October 31, 1999.

(See Notes which are an integral part of the Financial Statements)




                        Independence One Small Cap Fund
                      Statement of Assets and Liabilities

October 31, 1999 (unaudited)

Assets:
Total investments in securities, at value (identified and tax cost
$32,566,801)                              $       32,001,854
Income
receivable
7,048
Receivable for investments
sold                                                                                         707,069

------------------
 Total
assets
32,715,971
Liabilities:
Payable for investments purchased                                                      $      736,752
Payable to Bank                                                                                 9,162
Accrued expenses                                                                               35,033
 Total
liabilities
780,947

------------------
Net Assets for 3,337,850 shares
outstanding                                                                  $       31,935,024
Net Assets Consist of:
Paid in
capital
$       30,789,882
Net unrealized depreciation of
investments                                                                             (564,947)
Accumulated net realized gain on
investments                                                                          1,750,994
Distributions in excess of net investment
income                                                                        (40,905)

------------------
 Total Net
Assets                                                                                            $
31,935,024

------------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$31,935,024 / 3,337,850 shares
outstanding                                                                                $9.57

(See Notes which are an integral part of the Financial Statements)




                        Independence One Small Cap Fund
                            Statement of Operations

Six Months Ended October 31, 1999 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of
$97)                                                                $        98,261
Interest
35,096

---------------
 Total
income
133,357
Expenses:
Investment advisory fee                                                                   $       78,361
Administrative personnel and services fee                                                         15,583
Custodian fees                                                                                    20,443
Transfer and dividend disbursing agent fees and expenses                                          15,632
Directors'/Trustees' fees                                                                            873
Auditing fees                                                                                      6,787
Legal fees                                                                                         2,241
Portfolio accounting fees                                                                         23,624
Share registration costs                                                                           6,085
Printing and postage                                                                               3,594
Insurance premiums                                                                                   537
Miscellaneous                                                                                        502
                                                                                          --------------
 Total expenses                                                                                  174,262
   Net operating
loss
(40,905)
Realized and Unrealized Gain on Investments:
Net realized gain on
investments                                                                                        510,751
Net change in unrealized depreciation of
investments                                                                     63,872
 Net realized and unrealized gain on
investments                                                                        574,623
   Change in net assets resulting from
operations                                                               $       533,718

(See Notes which are an integral part of the Financial Statements)




                        Independence One Small Cap Fund
                       Statement of Changes in Net Assets

                                                                              Six
Months

Ended
                                                                           October 31,
1999                        Period Ended

(unaudited)                         April 30, 1999(1)
Increase (Decrease) in Net Assets:
Operations
Net operating loss                                                         $
(40,905)                  $         (14,530)
Net realized gain on investments ($510,751 and $1,263,219,
510,751                           1,269,437
 respectively, as computed for federal tax purposes)
Net change in unrealized appreciation (depreciation) of investments
63,872                            (628,819)
 Change in net assets resulting from operations
533,718                             626,088
Distributions to Shareholders
Distributions from net investment income
--                             (10,998)
Distributions from net realized gains
--                              (3,666)
 Change in net assets resulting from distributions to shareholders
--                             (14,664)
Share Transactions
Proceeds from sale of shares
2,784,221                          31,157,123
Net asset value of shares issued to shareholders in payment of
--                              11,435
 distributions declared
Cost of shares redeemed
(969,908)                         (2,192,989)
 Change in net assets resulting from share transactions
1,814,313                          28,975,569
   Change in net assets
2,348,031                          29,586,993
Net Assets:
Beginning of period
29,586,993                                  --
End of period (including distributions in excess of net investment         $
31,935,024                   $      29,586,993
 income of $(40,905) and $0, respectively)

(1) For the period from June 22, 1998 (date of initial public investment) to April 30, 1999.

(See Notes which are an integral part of the Financial Statements)




                        Independence One Small Cap Fund
                              Financial Highlights

(For a share outstanding throughout each period)

                                                                          Six
Months
                                                                             Ended
                                                                        October 31,
1999                   Period Ended
                                                                          (unaudited)
April 30, 1999 (1)
Net asset value, beginning of period                                        $
9.40                          $ 10.00
Income from investment operations
 Net investment loss
(0.01)                           (0.01)
 Net realized and unrealized gain (loss) on investments
0.18                            (0.59)(2)

-------                          -------
 Total from investment operations
0.17                            (0.60)

-------                          -------
Less distributions
 Distributions from net investment income
--                            (0.00)(3)
 Distributions from net realized gain on investments
--                            (0.00)(3)

-------                          -------
 Total distributions
--                            (0.00)(3)

-------                          -------
Net asset value, end of period                                              $
9.57                          $  9.40
Total return (4)
1.81%                           (5.94)%
Ratios to average net assets
 Expenses (5)                                                                  1.11
%(6)                        1.69 %(6)
 Net investment income (5)
(0.26)%(6)                       (0.51)%(6)
 Expenses (after waivers)                                                      1.11
%(6)                        1.27 %(6)
 Net investment income (after waivers)
(0.26)%(6)                       (0.09)%(6)
Supplemental data
 Net assets, end of period (000 omitted)
$31,935                          $29,587
 Portfolio turnover
20%                              36%

(1) Reflects operations for the period from June 22, 1998 (date of initial public investment) to April 30, 1999.

(2) The amount shown may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of the Funds shares.

(3) Amount represents less than $0.01 per share.

(4) Based on net asset value.

(5) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

(6) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)




                   Independence One International Equity Fund
                            Portfolio of Investments

October 31, 1999 (unaudited)

 Shares                                                                      Value
Common Stocks--70.4%
Australia--1.6%
               Banking--0.3%
    2,047      Australia & New Zealand Banking Group, Melbourne          $     13,509
    1,430      Commonwealth Bank of Australia                                  23,436
      600      St. George Bank Ltd.                                             3,949
    2,585      Westpac Banking Corp. Ltd., Sydney                              16,587
                                                                         ------------
                 Total                                                         57,481
                                                                         ------------
               Beverages & Tobacco--0.0%
      500      British American Tobacco Australasia Ltd.                        4,703
               Broadcasting & Publishing--0.1%
    1,500      John Fairfax Holdings Ltd.                                       3,759
    1,002      News Corp. Ltd.                                                  7,246
    2,400      PMP Communications Ltd.                                          3,145
      500      Publishing and Broadcasting Ltd.                                 2,965
    1,900      Ten Network Holdings Ltd.                                        2,468
                                                                         ------------
                 Total                                                         19,583
                                                                         ------------
               Building Materials & Components--0.1%
    3,251      Boral Ltd.                                                       4,893
    1,300      CSR Ltd.                                                         2,918
                                                                         ------------
                 Total                                                          7,811
                                                                         ------------
               Chemicals--0.0%
      712      Orica Ltd.                                                       3,764
               Construction & Housing--0.1%
    2,100      Leighton Holdings Ltd.                                           7,633
               Energy Minerals--0.0%
    3,000      Orogen Minerals Ltd.                                             3,214
               Energy Sources--0.1%
    1,726      Broken Hill Proprietary Co. Ltd.                                17,839
    1,320      Futuris Corp. Ltd.                                               1,675
    2,500      Novus Petroleum Ltd.                                             2,280
                                                                         ------------
                 Total                                                         21,794
                                                                         ------------
               Financial Services--0.1%
    1,638      Colonial Ltd.                                                    6,027
    6,800      Macquarie Infrastructure Group                                   6,418
      400      Suncorp-Metway Ltd.                                              2,107
                                                                         ------------
                 Total                                                         14,552
                                                                         ------------
               Gold Mines--0.0%
    2,700      Acacia Resources, Ltd.                                           4,787
    1,500      (1) Lihir Gold Ltd.                                              1,234
                                                                         ------------
                 Total                                                          6,021
                                                                         ------------
               Health & Personal Care--0.0%
      505      F.H. Faulding & Co. Ltd.                                         3,088
               Industrial Components--0.0%
      618      Pacifica Group Ltd.                                              1,995
               Insurance--0.1%
    1,110      AMP Ltd.                                                        11,287
    2,800      National Mutual Holdings Ltd.                                    4,053
                                                                         ------------
                 Total                                                         15,340
                                                                         ------------
               Leisure & Tourism--0.1%
    1,000      Aristocrat Leisure Ltd.                                          9,566
    7,700      (1) Star City Holdings, Inc.                                     7,252
                                                                         ------------
                 Total                                                         16,818
                                                                         ------------
               Merchandising--0.0%
    1,495      Woolworth's Ltd.                                                 5,081
               Metals - Non Ferrous--0.2%
    1,100      Comalco Ltd.                                                     5,315
    1,600      North Ltd.                                                       3,092
      400      Rio Tinto PLC (Australia)                                        6,430
    3,000      WMC Ltd.                                                        12,875
    4,876      Western Metals Ltd.                                              1,741
                                                                         ------------
                 Total                                                         29,453
                                                                         ------------
               Miscellaneous Materials & Commodities--0.0%
    1,100      Iluka Resources Ltd.                                             2,595
               Multi-Industry--0.0%
      413      Smith(Howard)                                                    2,961
               Oil--0.0%
    5,000      Oil Search Ltd.                                                  5,835
               Real Estate--0.1%
    1,600      AMP Diversified Propertry Trust                                  2,398
    5,000      Australian Growth Properties Ltd.                                2,073
    4,177      Gen Property Trust                                               6,710
      308      Lend Lease Corp., Ltd.                                           3,544
    1,400      Westpac Property Trust                                           1,428
                                                                         ------------
                 Total                                                         16,153
                                                                         ------------
               Telecommunications--0.2%
      600      (1) AAPT Ltd.                                                    1,940
    3,000      (1) Cable & Wireless Optus Ltd.                                  6,868
    1,550      (1) Telstra Corp. Ltd.INS RECP                                   4,972
    5,000      Telstra Corp. Ltd.                                              25,435
                                                                         ------------
                 Total                                                         39,215
                                                                         ------------
               Transportation - Airlines--0.1%
    3,373      Qantas Airways                                                  10,733
                                                                         ------------
                 Total Australia (identified cost $277,219)                   295,823
                                                                         ============
France--8.5%
               Automobiles--0.4%
      340      Peugeot SA                                                      65,267
               Banking--1.2%
    1,305      Banque Nationale de Paris                                      114,618
      195      Banque Nationale de Paris, Warrants                              1,153
      440      Societe Generale, Paris                                         95,802
                                                                         ------------
                 Total                                                        211,573
                                                                         ------------
               Beverages & Tobacco--0.2%
      650      Pernod-Ricard                                                   43,894
               Building Materials & Components--0.4%
      440      Compagnie de St. Gobain                                         76,364
               Business & Public Services--0.8%
      400      Cap Gemini SA                                                   60,587
      560      Suez Lyonnaise des Eaux                                         90,417
                                                                         ------------
                 Total                                                        151,004
                                                                         ------------
               Chemicals--0.4%
      450      L'Air Liquide                                                   69,343
               Electrical & Electronics--0.5%
      150      Alcatel                                                         23,430
      940      Schneider Electric SA                                           64,762
                                                                         ------------
                 Total                                                         88,192
                                                                         ------------
               Energy Sources--0.9%
        6      Elf Aquitaine SA                                                   884
    1,152      Total Fina SA, Class B                                         155,707
                                                                         ------------
                 Total                                                        156,591
                                                                         ------------
               Health & Personal Care--0.5%
      100      L'Oreal                                                         66,740
      790      (1) Sanofi Synthelabo SA                                        34,859
                                                                         ------------
                 Total                                                        101,599
                                                                         ------------
               Industrial Components--0.4%
    1,600      Michelin, Class B                                               69,675
               Insurance--0.3%
      400      Axa                                                             56,421
               Leisure & Tourism--0.4%
      340      Accor SA                                                        76,533
               Merchandising--0.5%
      330      Carrefour SA                                                    61,091
      200      Pinault-Printemps-Redoute SA                                    38,140
                                                                         ------------
                 Total                                                         99,231
                                                                         ------------
               Recreation, Other Consumer Goods--0.1%
       55      LVMH (Moet-Hennessy)                                            16,603
               Telecommunications--1.2%
    2,230      France Telecommunications SA                                   215,446
               Utilities - Electrical & Gas--0.3%
      690      Vivendi                                                         52,292
                                                                         ------------
                 Total France (identified cost $1,419,764)                  1,550,028
                                                                         ============
Germany--9.5%
               Automobiles--1.1%
    2,450      DaimlerChrysler AG                                             190,700
               Banking--1.2%
    1,950      Deutsche Bank AG                                               139,886
      700      Dresdner Bank AG, Frankfurt                                     35,894
      600      HypoVereinsbank AG, Munich                                      39,381
                                                                         ------------
                 Total                                                        215,161
                                                                         ------------
               Chemicals--0.5%
    1,000      BASF AG                                                         44,967
    1,300      Bayer AG                                                        53,192
                                                                         ------------
                 Total                                                         98,159
                                                                         ------------
               Construction & Housing--0.4%
    1,800      Hochtief AG                                                     74,029
               Electrical & Electronics--0.6%
    1,160      Siemens AG                                                     104,139
               Health & Personal Care--0.3%
    1,800      Merck KGAA                                                      62,101
               Insurance--1.4%
      560      Allianz AG Holding                                             170,526
      400      Muenchener Rueckversicherungs-Gesellschaft AG                   91,721
                                                                         ------------
                 Total                                                        262,247
                                                                         ------------
               Machinery & Engineering--0.6%
      950      Linde AG                                                        49,763
      950      Linde AG, Rights                                                 3,008
    1,650      MAN AG                                                          54,844
                                                                         ------------
                 Total                                                        107,615
                                                                         ------------
               Metals - Steel--l0.4%
    3,100      (1) Thyssen Krupp AG                                            73,367
               Telecommunications--2.4%
    6,551      Deutsche Telekom AG                                            301,122
      840      Mannesmann AG                                                  132,091
                                                                         ------------
                 Total                                                        433,213
                                                                         ------------
               Transportation - Airlines--0.1%
    1,000      Deutsche Lufthansa AG                                           21,037
               Utilities - Electrical & Gas--0.5%
    1,140      RWE AG                                                          45,926
      850      Veba AG                                                         45,955
                                                                         ------------
                 Total                                                         91,881
                                                                         ------------
                 Total Germany (identified cost $1,661,736)                 1,733,649
                                                                         ============
Hong Kong--2.1%
               Banking--0.4%
    6,000      HSBC Holdings PLC                                               72,215
               Multi-Industry--0.5%
   15,000      Citic Pacific Ltd.                                              38,907
    5,000      Hutchison Whampoa Ltd.                                          50,203
                                                                         ------------
                 Total                                                         89,110
                                                                         ------------
               Real Estate--0.2%
    5,000      Sun Hung Kai Properties Ltd.                                    40,548
               Telecommunications--0.5%
   22,000      (1) China Telecom (Hong Kong) Ltd.                              75,188
   20,000      (1) Pacific Century CyberWorks Ltd.                             15,189
                                                                         ------------
                 Total                                                         90,377
                                                                         ------------
               Utilities - Electrical & Gas--0.5%
    6,000      Cheung Kong                                                     54,644
   30,800      Hong Kong and China Gas Co. Ltd.                                40,837
                                                                         ------------
                 Total                                                         95,481
                                                                         ------------
                 Total Hong Kong (identified cost $277,738)                   387,731
                                                                         ============
Japan--22.2%
               Appliances & Household Durables--1.7%
    2,000      Sony Corp.                                                     311,883
               Automobiles--0.8%
    4,000      Toyota Motor Credit Corp.                                      138,487
               Banking--2.3%
   15,000      Bank of Tokyo-Mitsubishi Ltd.                                  248,585
   12,000      Industrial Bank of Japan Ltd., Tokyo                           162,271
                                                                         ------------
                 Total                                                        410,856
                                                                         ------------
               Beverages & Tobacco--0.2%
        4      Japan Tobacco, Inc.                                             44,116
               Business & Public Services--2.8%
    2,000      (1) Secom Co. Ltd.NEW                                          212,909
    2,000      Secom Co. Ltd.                                                 214,443
      200      Softbank Corp.                                                  83,054
                                                                         ------------
                 Total                                                        510,406
                                                                         ------------
               Chemicals--0.8%
   25,000      Asahi Chemical Industry Co. Ltd.                               151,050
               Electrical & Electronics--1.3%
   12,000      NEC Corp.                                                      242,831
               Food & Household Products--1.9%
    5,000      Kao Corp.                                                      152,489
    3,000      Nissin Food Products                                            86,027
   10,000      Yakult Honsha Co.                                              102,234
                                                                         ------------
                 Total                                                        340,750
                                                                         ------------
               Health & Personal Care--1.9%
    6,000      Sankyo Co. Ltd.                                                170,902
    3,000      Takeda Chemical Industries                                     172,341
                                                                         ------------
                 Total                                                        343,243
                                                                         ------------
               Industrial Components--1.5%
   10,000      Minebea Co.                                                    134,746
   10,000      Sumitomo Electric Industries                                   134,363
                                                                         ------------
                 Total                                                        269,109
                                                                         ------------
               Real Estate--0.6%
   10,000      Mitsubishi Estate Co. Ltd.                                     100,221
               Telecommunications--2.9%
       15      NTT Mobile Communication Network, Inc.                         398,485
        9      Nippon Telegraph & Telephone Corp.                             138,103
                                                                         ------------
                 Total                                                        536,588
                                                                         ------------
               Transportation - Road & Rail1.--3%
       20      East Japan Railway Co.                                         122,566
   17,000      Nippon Express Co. Ltd.                                        120,322
                                                                         ------------
                 Total                                                        242,888
                                                                         ------------
               Utilities - Electrical & Gas--1.4%
    4,000      Tohoku Electric Power Co., Inc.                                 59,999
    6,000      Tokyo Electric Power Co.                                       134,075
   26,000      Tokyo Gas Co., Ltd.                                             62,460
                                                                         ------------
                 Total                                                        256,534
                                                                         ------------
               Wholesale & International Trade--0.8%
   21,000      Mitsubishi Corp.                                               151,050
                                                                         ------------
                 Total Japan (identified cost $2,628,499)                   4,050,012
                                                                         ============
Netherlands--5.5%
               Appliances & Household Durables--0.5%
      828      Philips Electronics NV                                          84,916
               Banking--0.5%
    3,500      ABN-AMRO Holdings NV                                            84,637
               Broadcasting & Publishing--0.2%
    4,000      Elsevier NV                                                     37,993
               Business & Public Services--0.2%
      800      Getronics NV                                                    39,886
               Energy Equipment & Services--0.2%
    1,200      Pakhoed NV Kon                                                  33,512
               Energy Sources--1.4%
    4,500      Royal Dutch Petroleum Co.                                      268,995
               Financial Services--0.8%
    2,400      ING Groep NV                                                   141,570
               Food & Household Products--0.3%
      757      Unilever NV                                                     50,164
               Forest Products & Paper--0.2%
    2,400      Buhrmann NV                                                     41,375
               Insurance--0.5%
    1,000      AEGON NV                                                        92,300
               Merchandising--0.2%
    1,400      Ahold NV                                                        43,000
               Telecommunications--0.3%
    1,000      KPN NV                                                          51,320
               Wholesale & International Trade--0.2%
    1,800      Hagemeyer NV                                                    36,901
                                                                         ------------
                 Total Netherlands (identified cost $1,020,352)             1,006,569
                                                                         ============
Singapore--0.8%
               Banking--0.3%
    6,300      Oversea-Chinese Banking Corp. Ltd.                              47,346
               Electronic Components, Instruments--0.2%
    5,000      Venture Manufacturing (Singapore) Ltd.                          44,490
               Real Estate--0.3%
   10,000      City Developments Ltd.                                          51,704
                                                                         ------------
                 Total Singapore (identified cost $101,293)                   143,540
                                                                         ============
Switzerland--6.0%
               Banking--1.2%
      460      Credit Suisse Group                                             88,421
      430      UBS AG                                                         125,110
                                                                         ------------
                 Total                                                        213,531
                                                                         ------------
               Business & Public Services--0.2%
       70      Adecco SA                                                       42,433
               Electrical & Electronics--0.3%
      481      (1) ABB AG                                                      48,438
               Food & Household Products--0.8%
       80      Nestle SA                                                      154,300
               Health & Personal Care--2.7%
      155      Novartis AG                                                    231,844
       22      Roche Holdings AG                                              264,121
                                                                         ------------
                 Total                                                        495,965
                                                                         ------------
               Insurance--0.6%
       30      Schweizerische Rueckversicherungs--Gesellschaft                 62,193
      100      Zurich Allied AG                                                56,616
                                                                         ------------
                 Total                                                        118,809
                                                                         ------------
               Merchandising--0.2%
       30      Jelmoli Holding AG                                              34,422
                                                                         ------------
                 Total Switzerland (identified cost $1,126,337)             1,107,898
                                                                         ============
United Kingdom--14.2%
               Banking--2.4%
    2,800      Abbey National Bank PLC, London                                 54,659
    2,300      Barclays PLC                                                    70,561
   12,000      HSBC Holdings PLC                                              147,592
   10,300      Lloyds TSB Group PLC                                           142,508
    1,000      Royal Bank of Scotland PLC, Edinburgh                           23,005
                                                                         ------------
                 Total                                                        438,325
                                                                         ------------
               Beverages & Tobacco--0.3%
    5,800      Diageo PLC                                                      58,994
               Broadcasting & Publishing--0.2%
    6,000      Reed International PLC                                          35,197
               Building Materials & Components--0.7%
   14,000      Blue Circle Industries PLC                                      64,989
   10,000      Wolseley PLC                                                    68,111
                                                                         ------------
                 Total                                                        133,100
                                                                         ------------
               Business & Public Services--0.4%
    5,500      Rentokil Initial PLC                                            18,414
    3,000      Reuters Group PLC                                               27,606
    5,300      Williams PLC                                                    26,562
                                                                         ------------
                 Total                                                         72,582
                                                                         ------------
               Chemicals--0.3%
    2,700      Boc Group PLC                                                   58,120
               Electronic Components, Instruments--0.2%
    6,500      Invensys PLC                                                    31,936
               Energy Sources--1.7%
   32,400      BP Amoco PLC                                                   314,646
               Food & Household Products--0.3%
    5,280      Associated British Foods PLC                                    32,969
    2,232      Unilever PLC                                                    20,722
                                                                         ------------
                 Total                                                         53,691
                                                                         ------------
               Health & Personal Care--2.0%
    1,600      AstraZeneca Group PLC                                           72,353
    5,100      Glaxo Wellcome PLC                                             150,510
   10,700      Smithkline Beecham Corp.                                       138,020
                                                                         ------------
                 Total                                                        360,883
                                                                         ------------
               Insurance--0.2%
    2,600      Legal & General Group PLC                                        7,220
    1,000      Prudential Corp. PLC                                            15,676
    2,727      Royal & Sun Alliance Insurance Group PLC                        18,574
                                                                         ------------
                 Total                                                         41,470
                                                                         ------------
               Leisure & Tourism--0.9%
    3,400      Bass PLC                                                        37,264
   17,500      Hilton Group PLC                                                53,486
    6,500      Scottish & Newcastle PLC                                        60,560
                                                                         ------------
                 Total                                                        151,310
                                                                         ------------
               Machinery & Engineering--0.2%
    2,600      Smiths Industries PLC                                           35,289
               Merchandising--1.3%
    3,500      Boots Co. PLC                                                   35,916
    3,300      Great Universal Stores PLC                                      24,998
    5,000      Marks & Spencer PLC                                             23,087
   19,000      Safeway PLC                                                     59,944
   15,000      Sainsbury (J) PLC                                               90,088
                                                                         ------------
                 Total                                                        234,033
                                                                         ------------
               Metals - Non Ferrous--0.6%
    6,500      Rio Tinto PLC                                                  110,973
               Real Estate--0.4%
    6,000      Land Securities PLC                                             74,733
               Telecommunications--1.4%
    6,600      British Telecommunication PLC                                  119,730
    1,800      Cable & Wireless Communications PLC                             21,000
   26,000      Vodafone Group PLC                                             121,120
                                                                         ------------
                 Total                                                        261,850
                                                                         ------------
    Shares or
    Principal
      Amount                                                                 Value
Common Stocks--continued
United Kingdom--continued
               Utilities - Electrical & Gas0.7%
   12,500      BG PLC                                                    $     69,426
    5,800      Scottish Power PLC                                              53,659
                                                                         ------------
                 Total                                                        123,085
                                                                         ------------
                 Total United Kingdom (identified cost $2,827,949)          2,590,217
                                                                         ============
                 Total Common Stocks (identified cost $11,340,887)         12,865,467
                                                                         ============
Preferred Stocks--0.6%
Australia--0.1%
               Broadcasting & Publishing--0.1%
    3,622      News Corp. Ltd., Pfd.                                           24,523
               Leisure & Tourism--0.0%
    2,200      Village Roadshow Ltd.                                            3,760
                                                                         ------------
                 Total Australia (identified cost $26,630)                     28,283
                                                                         ============
Germany--0.5%
               Business & Public Services--0.5%
      190      Systeme, Anwendungen, Produkte in der Datevnerarbeitung         83,738
                                                                         ------------
                 Total Germany (identified cost $67,788)                       83,738
                                                                         ============
                 Total Preferred Stocks (identified cost $94,418)             112,021
                                                                         ============
Mutual Funds--11.5%
   18,000      WEBS Belgium Index Fund, Inc.                                  279,000
   36,300      WEBS Italy Index Fund, Inc.                                    784,988
   20,000      WEBS Spain Index Fund, Inc.                                    511,250
   22,000      WEBS Sweden Index Fund, Inc.                                   530,750
                                                                         ------------
                    Total Mutual Funds (identified cost $2,242,709)         2,105,988
                                                                         ============
Repurchase Agreement--9.7%
$1,769,000     Donaldson, Lufkin and Jenrette Securities Corp., 5.22%,
                 dated 10/29/1999, due 11/1/1999 (at cost)                  1,769,000

 Number of                                              Expiration           Strike
 Contracts                                                 Date              Price             Value
Put Options Purchased0.3%
         300      Dutch Stock Index                    January 2000       $   560.00       $      5,368
          20      FTSE 100 Index                       June 2000            6,000.00             10,213
          55      German Stock Index                   March 2000           5,100.00              9,281
          61      CAC 40 Index                         March 2000             445.00              8,932
          10      FTSE 100 Index                       December 1999        6,000.00              1,549
       3,500      Nikkei-225 Stock Average Index       March 2000           1,650.00             13,427
                                                                                           ------------
                  Total Put Options Purchased
                  (identified cost $80,726)                                                      48,770
                                                                                           ============
                  Total Investments (identified
                  cost $15,527,740) (2)                                                    $ 16,901,246
                                                                                           ============

(1)  Non-income producing security.

(2) The cost of investments for federal tax purposes amounts to $15,527,740. The net unrealized appreciation of investments on a federal tax basis amounts to $1,373,506 which is comprised of $2,134,890 appreciation and $761,384 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets
      ($18,264,498) at October 31, 1999.

The following acronyms are used throughout this portfolio:

INS RECP--Institutional Receipt
WEBS--World Equity Benchmark Shares

The following is the industry classification breakdown for the common and preferred stocks:

Appliance & Household Durables                                 2.2%
Automobiles                                                    2.3%
Banking                                                        9.8%
Beverages & Tobacco                                            0.7%
Broadcasting & Publishing                                      0.6%
Building Materials & Components                                1.2%
Business & Public Services                                     4.9%
Chemicals                                                      2.0%
Construction & Housing                                         0.5%
Electrical & Electronics                                       2.7%
Electronic Components, Instruments                             0.4%
Energy Equipment & Services                                    0.2%
Energy Minerals                                                0.0%*
Energy Sources                                                 4.1%
Financial Services                                             0.9%
Food & Household Products                                      3.3%
Forest Products & Paper                                        0.2%
Gold Mines                                                     0.0%*
Health & Personal Care                                         7.4%
Industrial Components                                          1.9%
Insurance                                                      3.1%
Leisure & Tourism                                              1.4%
Machinery & Engineering                                        0.8%
Merchandising                                                  2.2%
Metals--Non Ferrous                                            0.8%
Metals--Steel                                                  0.4%
Miscellaneous Materials & Commodities                          0.0%*
Multi-Industry                                                 0.5%
Oil                                                            0.0%*
Real Estate                                                    1.6%
Recreation, Other Consumer Goods                               0.1%
Telecommunications                                             8.9%
Transportation--Airlines                                       0.2%
Transportation--Road & Rail                                    1.3%
Utilities--Electrical & Gas                                    3.4%
Wholesale & International Trade                                1.0%

* Amount is less than 0.1%

Note: The industry classifications are shown as a percentage of net assets
      ($18,264,498) at October 31, 1999.

(See Notes which are an integral part of the Financial Statements)




                   Independence One International Equity Fund
                      Statement of Assets and Liabilities

October 31, 1999 (unaudited)

Assets:
Total investments in securities, at value (identified and tax cost
$15,527,740)                             $        16,901,246
Cash
51
Cash denominated in foreign currencies (at identified cost $1,438,093)
(1)                                            1,447,720
Income
receivable
39,585
Receivable for investments
sold                                                                                         559,451
Unrealized appreciation on foreign currency exchange
contracts                                                          144,379
Receivable for daily variation
margin                                                                                   238,208

-------------------
 Total
assets
19,330,640
Liabilities:
Payable for investments purchased                                                      $     746,249
Unrealized depreciation on foreign currency exchange contracts                               265,384
Options written, at value (at identified cost $22,114)                                        15,910
Accrued expenses                                                                              38,599
                                                                                       -------------
 Total
liabilities
1,066,142
Net Assets for 1,348,697 shares
outstanding                                                                 $        18,264,498
Net Assets Consist of:
Paid in
capital
$        15,643,585
Net unrealized appreciation of investments, futures contracts, options
and                                            1,314,352
 translation of assets and liabilities in foreign currency transactions
Accumulated net realized gain on investments, foreign currency
transactions                                           1,467,396
 and futures contracts


-------------------
 Total Net
Assets                                                                                           $
18,264,498

-------------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$18,264,498 / 1,348,697 shares
outstanding                                                                               $13.54

(1)  Serves as collateral for futures contracts.

(See Notes which are an integral part of the Financial Statements)




                   Independence One International Equity Fund
                            Statement of Operations

Six Months Ended October 31, 1999 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $19,840)
$        296,118
Interest
48,209

----------------
 Total
income
344,327
Expenses:
Investment advisory fee                                                              $      83,636
Administrative personnel and services fee                                                   25,139
Custodian fees                                                                              14,529
Transfer and dividend disbursing agent fees and expenses                                    21,222
Directors'/Trustees' fees                                                                    1,693
Auditing fees                                                                                7,906
Legal fees                                                                                   2,707
Portfolio accounting fees                                                                   31,250
Share registration costs                                                                     7,560
Printing and postage                                                                         5,349
Insurance premiums                                                                             475
Miscellaneous                                                                                1,045
                                                                                     -------------
 Total expenses                                                                            202,511
Waivers and reimbursements
 Waiver of investment advisory fee                                  $     (51,726)
 Waiver of administrative personnel and services fee                      (21,151)
                                                                    -------------
   Total waivers and reimbursements                                                        (72,877)
                                                                                     -------------
Net
expenses
129,634
 Net investment
income                                                                                         214,693
Realized and Unrealized Gain on Investments, Futures
Contracts,
 Options and Foreign Currency
Transactions:
Net realized gain on investments, futures contracts,
options                                                   230,190
 and foreign currency
transactions
Net change in unrealized appreciation of investments,
futures                                                  631,687
 contracts, options and translation of assets and
liabilities
 in foreign currency
transactions
 Net realized and unrealized gain on investments,
futures                                                      861,877
  contracts, options and foreign currency transactions
   Change in net assets resulting from operations
$      1,076,570

(See Notes which are an integral part of the Financial Statements)




                   Independence One International Equity Fund
                       Statement of Changes in Net Assets

                                                                          Six Months Ended
                                                                          October 31,
1999                   Period Ended

(unaudited)                    April 30, 1999 (1)
Increase (Decrease) in Net Assets:
Operations
Net investment income                                                     $
214,693              $             4,328
Net realized gain on investments, futures contracts, options and
230,190                        1,027,037
 foreign currency transactions ($230,190 and $1,467,126,
 respectively, as computed for federal tax purposes)
Net change in unrealized appreciation of investments, futures
631,687                          682,665
 contracts, options and translation of assets and liabilities in foreign currency
 Change in net assets resulting from operations
1,076,570                        1,714,030
Distributions to Shareholders
Distributions from net investment income
--                          (18,812)
Distributions from net realized gains on investments, futures
--                         (150,875)
 contracts, options and foreign currency transactions
 Change in net assets resulting from distributions to shareholders
--                         (169,687)
Share Transactions
Proceeds from sale of shares
1,646,969                       14,062,192
Net asset value of shares issued to shareholders in payment of
--                          169,322
 distributions
declared
Cost of shares redeemed
(104,981)                        (129,917)
 Change in net assets resulting from share transactions
1,541,988                       14,101,597
   Change in net assets
2,618,558                       15,645,940
Net Assets:
Beginning of period
15,645,940                               --
End of period (including distributions in excess of net investment
 income of $-- and $(375,528), respectively)                        $        18,264,498
$        15,645,940

(1) Reflects operations for the period from September 25, 1998 (date of initial public investment) to April 30, 1999.

(See Notes which are an integral part of the Financial Statements)




                   Independence One International Equity Fund
                              Financial Highlights

(For a share outstanding throughout each period)

                                                                           Six Months
                                                                              Ended
                                                                        October 31, 1999
Period Ended
                                                                           (unaudited)
April 30, 1999 (1)
Net asset value, beginning of period                                        $
12.75                        $ 10.00
Income from investment operations
 Net investment income
0.16                           0.01
 Net realized and unrealized gain on investments, futures
0.63                           2.92
  contracts, options and foreign currency transactions

-------                        -------
 Total from investment operations
0.79                           2.93

-------                        -------
Less distributions
 Distributions from net investment income
--                          (0.02)
 Distributions from net realized gain on investments, futures
--                          (0.16)
  contracts, options and foreign currency transactions

-------                        -------
 Total distributions
--                          (0.18)

-------                        -------
Net asset value, end of period                                              $
13.54                        $ 12.75
Total return (2)
6.20%                         29.42%
Ratios to average net assets
 Expenses (3)
2.42%(4)                       3.09 %(4)
 Net investment income (3)
1.70%(4)                      (1.47)%(4)
 Expenses (after waivers)
1.55%(4)                       1.55 %(4)
 Net investment income (after waivers)
2.57%(4)                       0.07 %(4)
Supplemental data
 Net assets, end of period (000 omitted)
$18,264                        $15,646
 Portfolio turnover
16%                             1%

(1) Reflects operations for the period from September 25, 1998 (date of initial public investment) to April 30, 1999.

(2) Based on net asset value.

(3) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

(4) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)




                         Independence One Mutual Funds
                     Combined Notes to Financial Statements

October 31, 1999 (unaudited)

(1) Organization

Independence One Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of nine portfolios. The financial statements of the following portfolios (individually referred to as the "Fund," or collectively as the "Funds") are presented herein:

                                    Portfolio Name                                       Investment
Objective
--------------------------------------------------------------------------------------------------------------
Independence One Equity Plus Fund ("Equity Plus Fund")                                  To seek total
return.
--------------------------------------------------------------------------------------------------------------
Independence One Small Cap Fund ("Small Cap Fund")                                      To seek total
return.
--------------------------------------------------------------------------------------------------------------
Independence One International Equity Fund ("International Equity Fund")                To seek total
return.
--------------------------------------------------------------------------------------------------------------

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations--Listed equity securities are valued at the last sale price reported on a national securities exchange, and in the absence of recorded sales for listed equity securities, at the mean between the last closing bid and asked prices. Short-term securities are valued at the mean between the bid and asked prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading on foreign exchanges may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investment gains and losses are determined on the identified cost basis.

Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Futures Contracts--The International Equity Fund may purchase and sell financial futures contracts to hedge all or a portion of its portfolio against changes in interest rates or security prices. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or cash equivalents. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the counterparty a specified amount of cash "variation margin" equal to the daily change in the value of the futures contracts. When a contract is closed, the Fund recognizes a realized gain or loss. For the six months ended October 31, 1999, the Fund had a realized gain of $184,122 on future contracts.

At October 31, 1999, the Fund had outstanding futures contracts as set forth below:


Unrealized
                                                                             Notional
Appreciation
Expiration Date    Contracts to Deliver/Receive         Position               Value
(Depreciation)
Dec 99             3 SPI Index Futures                      Long               $137,743            $
(4,351)
Dec 99             2 German DAX Index Futures               Long
263,250                    9,848
Dec 99             8 FTSE 100 Index Futures                 Long                827,191
(6,805)
Nov 99             2 OMX Index Futures                      Long
22,398                    1,544
Nov 99             1 Amsterdam Index Futures                Long
108,877                    4,204
Dec 99             2 MIB 30 Index Futures                   Long                316,043
(11,736)
Dec 99             5 Swiss Market Index Futures             Long
235,256                    4,428
Dec 99             8 Nikkei 225 Index Futures               Long                692,241
19,421
Nov 99             1 IBEX Plus Index Futures                Long                 93,134
(1,352)
Nov 99             6 CAC40 10 Euro Futures                  Long
280,285                    9,592
Nov 99             3 Hang Seng Index Futures                Long                257,622
(20,656)

-------------
Net Unrealized Appreciation on Futures Contracts
$       4,137

=============

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

Written Options Contracts--The International Equity Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, for the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the period ended October 31, 1999, the Fund had a realized gain of $53,003 on written options.

The following is a summary of the Fund's written option activity:

         Contracts                       Number of Contracts               Premium
--------------------------------------------------------------------------------------------
Outstanding at 4/30/99                                 --                $                --
--------------------------------------------------------------------------------------------
Options written                                 9,370,118                             84,953
--------------------------------------------------------------------------------------------
Options expired                                (9,369,702)                           (45,933)
--------------------------------------------------------------------------------------------
Options closed                                        (55)                           (16,906)
--------------------------------------------------------------------------------------------
Outstanding at 10/31/99                               361                             22,114
--------------------------------------------------------------------------------------------

Forward Foreign Currency Exchange Contracts--The International Equity Fund may enter into foreign currency exchange contacts to facilitate settlement transactions in foreign securities and to manage the Fund's foreign currency exposure. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At October 31, 1999, the Fund had outstanding foreign currency commitments as set forth below:


Unrealized
 Settlement             Contracts to                                          Contracts at
Appreciation
    Date              Deliver/Received              In Exchange For              Value
(Depreciation)
Contracts Purchased:
11/12/1999         661,688 Euro Currency            $   715,000               $   696,657              $
(18,343)
11/26/1999         74,333,000 Japanese Yen              715,669
715,744                      75
11/26/1999         164,430,000 Japanese Yen           1,504,171
1,583,279                  79,108
11/26/1999         37,670,000 Japanese Yen              339,746
362,721                  22,975
11/26/1999         52,430,000 Japanese Yen              481,252
502,829                  21,577
12/8/1999          129,947 Pound Sterling               214,000
213,573                    (427)
12/8/1999          286,517 Pound Sterling               474,000
470,903                  (3,097)
12/8/1999          361,184 Pound Sterling               580,000
593,497                  13,497
Contracts Sold:
11/12/1999         672,960 Euro Currency                715,000
707,853                   7,147
11/26/1999         328,863,000 Japanese Yen           2,923,071                 3,166,588
(243,517)

----------
Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts                             $
(121,005)

==========

Foreign Currency Translation--The accounting records of the International Equity Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other--Investment transactions are accounted for on the trade date.


(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each Fund. Transactions in shares were as follows:

                                                                                                 Equity
Plus Fund
                                                                                       Six
Months

Ended                  Year Ended
                                                                                       October
31,               April 30,

1999                      1999
Class Y Shares
Shares sold
1,062,597                 4,537,809
Shares issued to shareholders in payment of distributions declared
32,501                   430,398
Shares redeemed
(1,284,240)               (3,050,713)
 Net change resulting from Class Y Share transactions
(189,142)                1,917,494


Equity Plus Fund
                                                                                           Six Months

Ended                   Year Ended
                                                                                           October
31,                 April 30,
                                                                                            1999
(1)                      1999
Class B Shares
Shares sold
393                         --
Shares issued to shareholders in payment of distributions declared
--                         --
Shares redeemed
--                         --
 Net change resulting from Class B Share transactions
393                         --
   Net change resulting from share transactions
(188,749)                 1,917,494

                                                                                                   Small
Cap Fund
                                                                                        Six Months

Ended                  Period Ended
                                                                                        October
31,                 April 30,

1999                    1999 (2)
Shares sold
290,254                   3,383,646
Shares issued to shareholders in payment of distributions declared
--                       1,257
Shares redeemed
(100,109)                   (237,198)
 Net change resulting from share transactions
190,145                   3,147,705


International Equity Fund
                                                                                         Six
Months

Ended                   Period Ended
                                                                                         October
31,                 April 30,

1999                     1999 (3)
Shares sold
130,068                     1,223,342
Shares issued to shareholders in payment of distributions declared
--                        14,169
Shares redeemed
(8,128)                      (10,754)
 Net change resulting from share transactions
121,940                     1,226,757

(1) Reflects operations for the period from October 20, 1999 (date of initial public investment) to October 31, 1999.
(2) Reflects operations for the period from June 22, 1998 (date of initial public investment) to April 30, 1999.
(3) Reflects operations for the period from September 25, 1998 (date of initial public investment) to April 30, 1999.

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Michigan National Bank, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to the percentage of each Fund's average daily net assets (see below). The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is entitled to receive an annual fee from the Adviser equal to the percentage of each Fund's average daily net value of the Fund's equity securities. The Sub-Adviser may voluntarily choose to reduce its compensation.


Sub-Advisory                Investment
Portfolio Name                                  Sub-Adviser
Fee                   Advisory Fee
Equity Plus Fund                 Sosnoff Sheridan Weiser Corporation
0.035%                      0.40%
Small Cap Fund                   Sosnoff Sheridan Weiser Corporation
0.05%                      0.50%
International Equity Fund        National Australia Asset Management Ltd.
0.30%                      1.00%

Administrative Fee--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period. The administrative fee received during any fiscal year shall be at least $50,000 for each portfolio in the Trust. FAS may voluntarily choose to waive a portion of its fee.

Distribution Services Fee--The Equity Plus Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp.("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                          Independence One Equity Plus Fund
                                                     Percentage of Average
     Share Class Name                              Daily Net Assets of Class
      Class B Shares                                          0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Equity Plus Fund will pay FSSC up to 0.25% of average daily net assets of the Class B Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer Agent and Dividend Disbursing Agent Fees--Federated Services Company ("FServ"), through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive a portion of its fee.

Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--Michigan National Bank is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses--Organizational expenses of $23,832 for the Equity Plus Fund were borne initially by the Adviser. The Equity Plus Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five year period following the Fund's effective date. For the six months ended October 31, 1999, the Fund expensed $3,214 of organizational expenses.

General--Certain of the Officers of the Trust are Officers and/or Directors or Trustees of the above companies.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1999, were as follows:

Portfolio Name
Purchases                Sales
Equity Plus Fund
$12,899,579            $18,867,368
Small Cap Fund
9,006,180              6,038,200
International Equity Fund
2,403,654              2,247,650

(6) Concentration of Credit Risk

The International Equity Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

(7) Year 2000

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date- related information and data from and after January 1, 2000. The Funds' Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.




Trustees       Robert E. Baker
               Harold Berry
               Nathan Forbes
               Harry J. Nederlander
               Thomas S. Wilson


Officers       Edward C. Gonzales
               President and Treasurer

               Jeffrey W. Sterling
               Vice President and Assistant Treasurer

               C. Grant Anderson
               Secretary

               Timothy S. Johnson
               Assistant Secretary




Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.


Independence One(R)
Mutual Funds
(Distributed by Federated Securities Corp.)


Semi-Annual Report
October 31, 1999

Independence One
Equity Plus Fund
Class Y Shares

Independence One
Small Cap Fund

Independence One
International Equity Fund

800-334-2292
www.MichiganNational.com


Investment Company Act File No: 811-5752
Cusip 453777872
Cusip 453777831
Cusip 453777849
G01889-05 (12/99)


[LOGO OF INDEPENDENCE ONE]       [LOGO OF MICHIGAN NATIONAL]
Mutual Funds                         Investment Adviser



Semi-Annual Report

Independence One(R)
Mutual Funds

Independence One(R) Mutual Funds offer nine portfolios, including three equity funds, three income funds and three money market funds. This Semi-Annual Report relates to Class B Shares of Independence One Equity Plus Fund.

Independence One
Equity Plus Fund
Class B Shares

October 31, 1999

[Logo of Independence One]

For more information about any of the Independence One(R) Mutual Funds, please call 800-334-2292 for a prospectus, which should be read carefully before investing.

President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report for Class B Shares of the Independence One Equity Plus Fund for the period from October 20, 1999, the fund's start of performance, through October 31, 1999. Inside, you'll find complete financial information for the fund beginning with the portfolio manager's discussion and followed by a listing of fund holdings and the financial statements.

Independence One Equity Plus Fund invests in a portfolio of high-quality stocks that, at the end of the reporting period, included many household names like ALCOA, American Express, Bank of America, Black & Decker, Coca-Cola, DuPont, Ford, General Electric, IBM, Intel, 3M, Sears, and Xerox. The fund ended the reporting period with $308.7 million in assets.

Thank you for selecting the Independence One Equity Plus Fund to pursue the long-term performance potential of stocks. We look forward to keeping you informed about the progress of your investment.

Sincerely,


Edward C. Gonzales
President
December 15, 1999

Independence One Equity Plus Fund

Question: What is your review of the stock market during the first half of the fiscal year, which saw a series of interest rate "tightenings" or increases, by the Federal Reserve Board (the "Fed"), a high level of volatility and a weak return for the S&P 500?

Answer: The stock market, anticipating a slower economic growth, pulled back and became more volatile in response to the Fed's interest rate increases. The investor reaction, however, has not been as severe as you might expect. The stock market has fared rather well in spite of the moves by the Fed.

Question: The fund's portfolio invariably contains some of the largest, most successful and best-known American companies. What were the fund's top ten holdings at the end of the reporting period?

Answer: The fund's top ten holdings in descending order at the end of this period were Microsoft Corp., General Electric Co., Intel Corp., Wal-Mart Stores, Inc., Cisco Systems, Inc., Lucent Technologies, Inc., International Business Machines Corp., Citigroup, Inc., Merck & Co., Inc. and Exxon Corp.

Question: As we approach the year 2000, what major factors will influence the near-term direction of the market?

Answer: Investors' reaction to the upcoming Y2K event will definitely influence the direction of the market. Another factor that will continue to influence the market is the interest rate hikes by the Fed in an effort to slow the economy and curb inflation. The third major factor is the anticipated strong flows of cash into the equity market in the early part of 2000.

                       Independence One Equity Plus Fund
                            Portfolio of Investments

October 31, 1999 (unaudited)

   Shares                                                                         Value
Common Stocks--97.3%
                    Aerospace & Defense--1.8%
   51,400           Boeing Co.                                                $  2,367,612
   10,700           General Dynamics Corp.                                         593,181
   18,100           Raytheon Co., Class B                                          527,162
   10,200           Rockwell International Corp.                                   494,062
   25,800           United Technologies Corp.                                    1,560,900
                    Total                                                        5,542,917
                    Automobile--1.9%
   64,700           Ford Motor Co.                                               3,550,413
   34,400           General Motors Corp.                                         2,416,600
                    Total                                                        5,967,013
                    Basic Industry--0.4%
   19,600           ALCOA, Inc.                                                  1,190,700
                    Capital Goods--0.7%
   13,900           Homestake Mining Co.                                           116,413
   21,500           Minnesota Mining & Manufacturing Co.                         2,043,844
                    Total                                                        2,160,257
                    Chemicals--2.1%
   11,800           Dow Chemical Co.                                             1,395,350
   55,800           Du Pont (E.I.) de Nemours & Co.                              3,595,613
    3,800           Mallinckrodt, Inc.                                             128,963
   33,900           Monsanto Co.                                                 1,305,150
                    Total                                                        6,425,076
                    Computer Services--18.3%
    7,700           (1) Ceridian Corp.                                             168,919
  173,800           (1) Cisco Systems, Inc.                                     12,861,274
    8,600           (1) Computer Sciences Corp.                                    590,712
   54,200           Hewlett-Packard Co.                                          4,014,187
   96,700           International Business Machines Corp.                        9,512,862
  272,900           (1) Microsoft Corp.                                         25,260,306
   77,000           (1) Oracle Corp.                                             3,662,312
   15,700           (1) Unisys Corp.                                               380,725
                    Total                                                       56,451,297
                    Consumer Basics--1.2%
   24,000           American Express Co.                                         3,696,000
                    Consumer Non-Durables--2.7%
   23,200           Campbell Soup Co.                                         $  1,044,000
   71,000           Procter & Gamble Co.                                         7,446,125
                    Total                                                        8,490,125
                    Electrical Equipment--8.4%
    4,700           Black & Decker Corp.                                           202,100
   13,200           Entergy Corp.                                                  395,175
  175,400           General Electric Co.                                        23,777,662
    6,800           Honeywell, Inc.                                                716,975
   36,500           Southern Co.                                                   969,531
                    Total                                                       26,061,443
                    Electronic Technology--5.8%
  176,900           Intel Corp.                                                 13,698,694
    9,000           (1) National Semiconductor Corp.                               269,438
    2,400           Polaroid Corp.                                                  53,550
    2,500           Tektronix, Inc.                                                 84,375
   42,000           Texas Instruments, Inc.                                      3,769,500
                    Total                                                       17,875,557
                    Entertainment--1.0%
  110,300           Disney (Walt) Co.                                            2,909,163
    6,900           (1) Harrah's Entertainment, Inc.                               199,669
                    Total                                                        3,108,832
                    Finance--7.7%
   62,700           Bank One Corp.                                               2,355,169
   92,400           Bank of America Corp.                                        5,948,250
  180,600           Citigroup, Inc.                                              9,774,975
   39,100           U.S. Bancorp, Inc.                                           1,449,144
   88,200           Wells Fargo Co.                                              4,222,575
                    Total                                                       23,750,113
                    Financial Services--0.7%
   12,100           Hartford Financial Services Group, Inc.                        626,931
   19,800           Merrill Lynch & Co., Inc.                                    1,554,300
                    Total                                                        2,181,231
                    Food & Beverage--4.8%
  132,000           Coca-Cola Co.                                                7,788,000
   19,200           Heinz (H.J.) Co.                                               916,800
   72,400           McDonald's Corp.                                             2,986,500
   78,200           PepsiCo, Inc.                                                2,712,563
   17,300           Ralston Purina Co.                                        $    543,869
                    Total                                                       14,947,732
                    Forest Products & Paper--0.7%
    3,100           Boise Cascade Corp.                                            110,438
    5,100           Champion International Corp.                                   294,844
   22,100           International Paper Co.                                      1,163,013
   10,800           Weyerhaeuser Co.                                               644,625
                    Total                                                        2,212,920
                    Home Building--0.1%
    4,100           Fluor Corp.                                                    163,488
                    Hospital Supplies--0.6%
   15,600           Baxter International, Inc.                                   1,012,050
   30,200           Columbia/HCA Healthcare Corp.                                  728,575
                    Total                                                        1,740,625
                    Household Products--0.6%
   31,200           Colgate-Palmolive Co.                                        1,887,600
                    Insurance--3.3%
   13,300           American General Corp.                                         986,694
   82,800           American International Group, Inc.                           8,523,225
   10,600           CIGNA Corp.                                                    792,350
                    Total                                                       10,302,269
                    Manufacturing--0.4%
   10,200           Allegheny Teledyne, Inc.                                       154,912
   16,900           Eastman Kodak Co.                                            1,165,044
                    Total                                                        1,319,956
                    Office Equipment--0.4%
    4,300           Harris Corp.                                                    96,481
   35,500           Xerox Corp.                                                    994,000
                    Total                                                        1,090,481
                    Oil--6.3%
   17,200           Atlantic Richfield Co.                                       1,602,825
   17,600           Baker Hughes, Inc.                                             491,700
   11,404           Coastal Corp.                                                  480,393
  129,800           Exxon Corp.                                                  9,613,312
   23,600           Halliburton Co.                                                889,425
   41,900           Mobil Corp.                                                  4,043,350
   18,600           Occidental Petroleum Corp.                                     424,312
   29,300           Schlumberger Ltd.                                         $  1,774,481
                    Total                                                       19,319,798
                    Personal Care Products--0.2%
   13,900           Avon Products, Inc.                                            448,275
    5,700           International Flavors & Fragrances, Inc.                       218,025
                    Total                                                          666,300
                    Pharmaceuticals--8.8%
  106,200           Bristol-Myers Squibb Co.                                     8,157,487
   71,900           Johnson & Johnson                                            7,531,525
  125,400           Merck & Co., Inc.                                            9,977,138
   27,100           Pharmacia & Upjohn, Inc.                                     1,461,706
                    Total                                                       27,127,856
                    Recreation--0.0%
    4,900           Brunswick Corp.                                                110,863
                    Retail--7.2%
   79,300           Home Depot, Inc.                                             5,987,150
   26,400           (1) K Mart Corp.                                               265,650
   11,400           Limited, Inc.                                                  468,825
   17,900           May Department Stores Co.                                      620,906
   20,300           Sears, Roebuck & Co.                                           572,206
   10,300           Tandy Corp.                                                    648,256
   13,200           (1) Toys `R' Us, Inc.                                          186,450
  238,000           Wal-Mart Stores, Inc.                                       13,491,625
                    Total                                                       22,241,068
                    Services--0.6%
   37,700           CBS Corp.                                                    1,840,231
                    Steel--0.0%
    7,000           (1) Bethlehem Steel Corp.                                       48,562
                    Telecommunications--9.2%
  170,900           AT&T Corp.                                                   7,989,575
   83,000           Bell Atlantic Corp.                                          5,389,813
  163,800           Lucent Technologies, Inc.                                   10,524,150
   71,000           Nortel Networks Corp.                                        4,397,563
                    Total                                                       28,301,101
                    Transportation--0.8%
   24,900           Burlington Northern Santa Fe                                   793,688
    7,500           Delta Air Lines, Inc.                                          408,281

    Shares
or
Value
 Principal Amount
      15,900             (1) FDX
Corp.                                                                         $        684,694
      20,300             Norfolk Southern
Corp.                                                                         496,081

Total                                                                                        2,382,744
                         Utilities--0.3%
      23,200             Williams Cos., Inc.
(The)                                                                      870,000
                         Utilities - Electric--0.3%
      10,300             American Electric Power Co.,
Inc.                                                              355,350
      11,600             Unicom
Corp.                                                                                   444,425

Total                                                                                          799,775
                         Total Common Stocks (identified cost
$139,349,332)                                         300,273,930
(2) Repurchase Agreement--2.6%
$  8,039,000             Donaldson, Lufkin and Jenrette Securities Corp., 5.22%, dated
10/29/1999,                    8,039,000
                         due 11/1/1999 (at cost)
                         Total Investments (identified cost $147,388,332)
(3)                                  $    308,312,930

(1)  Non-income producing security.
(2) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(3) The cost of investments for federal tax purposes amounts to $147,388,332. The net unrealized appreciation of investments on a federal tax basis amounts to $160,924,598 which is comprised of $161,984,045 appreciation and $1,059,447 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($308,654,495) at October 31, 1999.

(See Notes which are an integral part of the Financial Statements)

                       Independence One Equity Plus Fund
                      Statement of Assets and Liabilities

October 31, 1999 (unaudited)

Assets:
Total investments in securities, at value (identified and tax cost $147,388,332)
$      308,312,930
Cash
146,757
Income
receivable
259,597
Unamortized organizational
costs                                                                                       4,784
Other
assets
5,762
 Total
assets
308,729,830
Liabilities:
Accrued expenses                                                                        $   75,335
 Total
liabilities
75,335
Net Assets for 13,225,230 shares outstanding
$      308,654,495
Net Assets Consist of:
Paid in capital
$      141,561,134
Net unrealized appreciation of
investments                                                                       160,924,598
Accumulated net realized gain on
investments                                                                       6,060,069
Undistributed net investment
income                                                                                  108,694
 Total Net Assets
$      308,654,495
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class B Shares:
Net Asset Value Per Share ($9,167 / 393 shares
outstanding)                                                     $      23.33
Offering Price Per
Share                                                                                        $      23.33
Redemption Proceeds Per Share (95.00/100 of
$23.33)(1)                                                          $      22.16
Class Y Shares:
$308,645,328 / 13,224,837 shares
outstanding                                                                    $      23.34

(1) See "What do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

                       Independence One Equity Plus Fund
                            Statement of Operations

Six Months Ended October 31, 1999 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of
$827)                                                            $     1,684,632
Interest
161,027
 Total
income
1,845,659
Expenses:
Investment advisory fee                                                               $    605,398
Administrative personnel and services fee                                                  150,482
Custodian fees                                                                              23,494
Transfer and dividend disbursing agent fees and expenses                                    16,854
Directors'/Trustees' fees                                                                    5,975
Auditing fees                                                                                6,887
Legal fees                                                                                   2,530
Portfolio accounting fees                                                                   33,687
Distribution services fee Class B Shares                                                          2
Shareholder services fee Class B Shares                                                           1
Share registration costs                                                                     9,902
Printing and postage                                                                         6,324
Insurance premiums                                                                             855
Miscellaneous                                                                                5,061
 Total expenses                                                                            867,452
Waiver
 Waiver of investment advisory fee                                                        (151,350)
   Net
expenses
716,102
Net investment
income
1,129,557
Realized and Unrealized Gain on Investments:
Net realized gain on
investments                                                                                   3,745,114
Net change in unrealized appreciation of
investments                                                              13,469,074
 Net realized and unrealized gain on
investments                                                                  17,214,188
   Change in net assets resulting from
operations                                                            $    18,343,745

(See Notes which are an integral part of the Financial Statements)

                       Independence One Equity Plus Fund
                       Statement of Changes in Net Assets

                                                                             Six
Months                               Year Ended

Ended                               April 30,  1999
                                                                               October
                                                                              31, 1999
                                                                             (unaudited)
Increase (Decrease) in Net Assets:
Operations
Net investment income                                                         $
1,129,557                $        2,272,845
Net realized gain on investments ($3,745,114 and $8,229,214,
3,745,114                         7,942,700
 respectively, as computed for federal tax purposes)
Net change in unrealized appreciation
13,469,074                        49,664,022
 Change in net assets resulting from operations
18,343,745                        59,879,567
Distributions to Shareholders
Distributions from net investment income
 Class Y Shares
(1,135,032)                       (2,243,571)
Distributions from net realized gains
 Class Y
Shares
(8,436,196)
 Change in net assets resulting from distributions to shareholders
(1,135,032)                      (10,679,767)
Share Transactions
Proceeds from sale of shares
23,780,966                        86,195,491
Net asset value of shares issued to shareholders in payment of
734,287                         8,272,236
 distributions declared
Cost of shares redeemed
(28,505,575)                      (57,984,567)
 Change in net assets resulting from share transactions
(3,990,322)                       36,483,160
   Change in net assets
13,218,391                        85,682,960
Net Assets:
Beginning of period
295,436,104                       209,753,144
End of period (including undistributed net investment income of               $
308,654,495                $      295,436,104
 $108,694 and $114,169, respectively)

(See Notes which are an integral part of the Financial Statements)

                       Independence One Equity Plus Fund
                      Financial Highlights--Class B Shares

(For a share outstanding throughout the period)


Period Ended
                                                                                                  October
31, 1999 (1)

(unaudited)
Net asset value, beginning of
period                                                                           $22.14
Income from investment operations
 Net investment income
 Net realized and unrealized gain on
investments                                                                 1.19
 Total from investment
operations                                                                                1.19
Less distributions
 Distributions from net investment income
 Distributions from net realized gain on investments
 Total distributions
Net asset value, end of
period                                                                                 $23.33
Total return
(2)                                                                                                 5.37%
Ratios to average net assets
 Expenses
(3)
1.57%(4)
 Net investment income
(3)                                                                                      (0.19%)(4)
 Expenses (after
waivers)                                                                                        1.47%(4)
 Net investment income (after
waivers)                                                                          (0.09%)(4)
Supplemental data
 Net assets, end of period (000
omitted)                                                                       $    9
 Portfolio
turnover
4%

(1) Reflects operations for the period from October 20, 1999 (date of initial public investment) to October 31, 1999.

(2) Based on net asset value.

(3) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

(4) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)

                       Independence One Equity Plus Fund
                         Notes to Financial Statements

October 31, 1999 (unaudited)

(1) Organization

Independence One Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Independence One Equity Plus Fund (the "Fund"). The investment objective is to seek total return.

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations--Listed equity securities are valued at the last sale price reported on a national securities exchange, and in the absence of recorded sales for listed equity securities, at the mean between the last closing bid and asked prices. Short-term securities are valued at the mean between the bid and asked prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Investment gains and losses are determined on the identified cost basis.

Repurchase Agreements--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other--Investment transactions are accounted for on the trade date.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                                                                       Equity Plus
                                                                                          Fund
                                                                                       Six
Months              Year Ended
                                                                                      Ended
October          April 30, 1999
                                                                                      31, 1999 (1)
Class B Shares
Shares sold
393                    -
Shares issued to shareholders in payment of distributions declared
Shares redeemed
 Net change resulting from Class B Share transactions
393                    -

                                                                                     Equity Plus Fund
                                                                                     Six Months
Ended             Year Ended
                                                                                     October 31,
1999           April 30, 1999
Class Y Shares
Shares sold
1,062,597                4,537,809
Shares issued to shareholders in payment of distributions declared
32,501                  430,398
Shares redeemed
(1,284,240)              (3,050,713)
 Net change resulting from Class Y Share transactions
(189,142)               1,917,494
   Net change resulting from share transactions
(188,749)               1,917,494

(1) Reflects operations for the period from October 20, 1999 (date of initial public investment) to October 31, 1999.

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Michigan National Bank, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Sosnoff Sheridan Weiser Corporation (the "Sub-Adviser"), the Sub-Adviser is entitled to receive an annual fee from the Adviser equal to 0.035% of the Fund's average daily net value of the Fund's equity securities. The Sub-Adviser may voluntarily choose to reduce its compensation.

Administrative Fee--Federated Administrative Services ("FAS") provides the Fund with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period. The administrative fee received during any fiscal year shall be at least $50,000 for each portfolio in the Trust. FAS may voluntarily choose to waive a portion of its fee.

Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares. The Plan provides that the Fund may incur up to 0.75% of the average daily net assets of the Class B Shares, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Class B Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer Agent and Dividend Disbursing Agent Fees--Federated Services Company ("FServ"), through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive a portion of its fee.

Portfolio Accounting Fees--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--Michigan National Bank is the Funds custodian. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses--Organizational expenses of $23,832 for the Fund were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five year period following the Fund's effective date. For the six months ended October 31, 1999, the Fund expensed $3,214 of organizational expenses.

General--Certain of the Officers of the Trust are Officers and/or Directors or Trustees of the above companies.

(5) Investment Transactions
Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1999, were as follows:

Purchases
$12,899,579
Sales
$18,867,368

(6) Year 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date- related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Trustees

Robert E. Baker
Harold Berry
Nathan Forbes
Harry J. Nederlander
Thomas S. Wilson

Officers

Edward C. Gonzales
President and Treasurer
Jeffrey W. Sterling
Vice President and Assistant Treasurer
C. Grant Anderson
Secretary
Timothy S. Johnson
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.

Independence One(R)
Mutual Funds
(Distributed by Federated Securities Corp.)

Semi-Annual Report
October 31, 1999

Independence One
Equity Plus Fund
Class B Shares



800-334-2292
www.MichiganNational.com


Investment Company Act File No: 811-5752
Cusip 453777823
25007 (12/99)
Investment Adviser


Semi-Annual Report


Independence One(R)
Mutual Funds

Independence One(R) Mutual Funds offer nine portfolios, including three equity funds, three income funds and three money market funds. This Semi-Annual Report relates to the three income funds:

Independence One
U.S. Government Securities Fund

Independence One
Fixed Income Fund

Independence One
Michigan Municipal Bond Fund

October 31, 1999


[LOGO of Independence One]
Independence One
Mutual Funds


For more information about any of the Independence One(R) Mutual Funds, please call 800-334-2292 for a prospectus, which should be read carefully before investing.



President's
Message


Dear Investor:

I am pleased to present the Semi-Annual Report of the Independence One Fixed Income Funds, which covers the six-month reporting period from May 1, 1999 through October 31, 1999. Inside, you'll find complete financial information for the Independence One U.S. Government Securities Fund, the Independence One Fixed Income Fund, and the Independence One Michigan Municipal Bond Fund. The report begins with a discussion by the funds' portfolio managers, followed by a listing of each fund's holdings and financial statements.

The following is a fund-by-fund summary of performance over the six- month reporting period.

Independence One U.S. Government Securities Fund. This fund's all-government bond portfolio produced an income stream totaling $0.27 per share. Due to the rising interest rate environment that caused bond prices to decline, the fund's Class Y Shares net asset value declined from $10.41 to $10.08. At the end of the reporting period, 51.0% of the holdings consisted of U.S. Treasury bonds and notes, while government agency securities accounted for 41.9% of the portfolio. The remaining holdings were invested in a repurchase agreement. At the end of the reporting period, fund assets totaled $52.2 million.

Independence One Fixed Income Fund. This fund provides a diversified approach to bond investing through a portfolio that consists of a mix of U.S. government agency bonds, U.S. Treasury securities and corporate bonds. This portfolio produced an income stream totaling $0.29 per share. Due to the rising interest rate environment that caused bond prices to decline, the fund's net asset value declined from $9.99 to $9.71. At the end of the reporting period, fund assets totaled $89.4 million.

Independence One Michigan Municipal Bond Fund. Designed for tax-sensitive Michigan investors, this fund invests in investment-grade Michigan municipal bonds to pursue double tax-free income.* The fund's portfolio produced an income stream totaling $0.20 per share. Due to the rising interest rate environment that caused bond prices to decline, the fund's net asset value declined from $10.47 to $10.00. At the end of the reporting period, fund assets totaled $17.7 million.

Thank you for selecting one or more Independence One Fixed Income Funds to pursue the income potential of bonds. We look forward to keeping you informed about the progress of your investment.

Sincerely,

/s/ Edward C. Gonzales

Edward C. Gonzales
President
December 15, 1999

* Income may be subject to the federal alternative minimum tax.



Independence
One Fixed
Income Funds

Question: What is your review of the first half of the funds' fiscal year, which saw a rising interest rate environment that caused an overall decline in bond prices?

Answer: Economic growth in the United States improved during the summer months. Gross Domestic Product (GDP) increased at a 4.8% rate in the third calendar quarter, up from 1.9% in the second quarter. Manufacturing led the rebound as companies worked to rebuild inventories depleted by stronger than forecasted consumer purchases of motor vehicles, apparel, and household durable goods. Employers continued to add new hires at a rapid clip, precipitating a drop in the unemployment rate to a 29-year low of 4.1% On the negative side, there are signs that inflation is starting to accelerate. The Consumer Price Index, which rose only 1.6% during 1998, is now increasing at a 2.6% rate.

Last fall the Federal Reserve Board (the "Fed") lowered short term interest rates on three occasions to a cumulative 0.75% in reaction to the global financial crisis which was threatening to put an end to the business expansion. The resumption of robust economic growth this year has eased concerns over a global economic collapse. The Fed reacted to the more favorable economic outlook and the increased uncertainties over the inflation picture by taking steps to return interest rates to their pre-crisis levels. It raised short term interest rates 0.25% on June 30 and then another 0.25% on August 24. The bond market reacted negatively to the tightening moves, as evidenced by the ten-year Treasury benchmark issue yield which ended the reporting period at 6.0%. This was an increase of 65 basis points from where it began the six-month period under review.

Question: How did the Independence One Fixed Income Funds perform during the six-month reporting period ended October 31, 1999?

Answer: The general increase in interest rates negatively impacted the total returns of the Independence One Income Funds during the six-month reporting period. The Independence One Fixed Income Fund had a total return of 0.09%. The Independence One U.S. Government Securities Fund's Class Y Shares earned a (0.53%) total return, and the Independence One Michigan Municipal Bond Fund reported a total return of (2.60%) for the reporting period.*

Question: What factors will determine the direction of the bond market for the rest of the funds' fiscal year?

Answer: Despite the recent poor performance of the bond market, we see some reason for optimism looking forward. The increase in interest rates during the past year has served to improve the relative attractiveness of fixed income securities. To a large degree, the recent tightening moves by the Fed have been preemptive in nature. It is attempting to temper economic growth before inflation pressures boil over. In our opinion, if the Fed is ultimately successful in achieving this goal, the bond market should react positively.



* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original price.






                Independence One U.S. Government Securities Fund
                            Portfolio of Investments

October 31, 1999 (unaudited)


Principal

Amount
Value
Government Agencies--41.9%
                    Federal Farm Credit Bank--15.1%
$   4,000,000       (1) 5.150%,
11/10/1999                                                                     $ 3,994,360
    4,000,000       5.970%,
3/11/2005                                                                            3,906,680

-----------

Total                                                                                        7,901,040

-----------
                    Federal Home Loan Bank26.8%
    5,000,000       5.005%,
4/20/2000                                                                            4,982,950
    5,000,000       6.350%,
6/28/2004                                                                            4,908,950
    4,000,000       7.200%,
6/14/2011                                                                            4,104,640

-----------

Total                                                                                       13,996,540

-----------
                    Total Government Agencies (identified cost
$21,956,554)                                     21,897,580

===========

U.S. Treasury Obligations--51.0%
                    U.S. Treasury Bonds--31.7%
    7,000,000       6.500%,
11/15/2026                                                                           7,084,490
    5,500,000       7.125%,
2/15/2023                                                                            5,939,780
    3,000,000       8.125%,
8/15/2019                                                                            3,536,250

-----------

Total                                                                                       16,560,520

-----------
                    U.S. Treasury Note--19.3%
   10,000,000       6.375%,
3/31/2001                                                                           10,085,200

-----------
                    Total U.S. Treasury Obligations (identified cost
$25,710,736)                               26,645,720

===========
(2) Repurchase Agreement--6.4%
    3,319,000       Donaldson, Lufkin and Jenrette Securities Corp., 5.220%, dated
10/29/1999,
                    due 11/1/1999 (at
cost)                                                                      3,319,000

-----------
                    Total Investments (identified cost $50,986,290)
(3)                                        $51,862,300

===========

(1) Rate reflects the rate of discount at the time of purchase. (2) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. (3) The cost of investments for federal tax purposes amounts to $50,986,290. The net unrealized appreciation of investments on a federal tax basis amounts to $876,010 which is comprised of $1,192,927 appreciation and $316,917 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($52,247,996) at October 31, 1999.

(See Notes which are an integral part of the Financial Statements)


                Independence One U.S. Government Securities Fund
                      Statement of Assets and Liabilities

October 31, 1999 (unaudited)

Assets:
Total investments in securities, at value (identified and tax cost
$50,986,290)                                   $51,862,300
Income
receivable
661,553

-----------
 Total
assets
52,523,853

===========
Liabilities:
Income distribution payable                                                               $232,185
Payable to Bank                                                                             30,635
Accrued expenses                                                                            13,037
                                                                                       -----------
 Total
liabilities
275,857

-----------
Net Assets for 5,182,395 shares
outstanding                                                                       $52,247,996

===========
Net Assets Consist of:
Paid in
capital
$51,277,484
Net unrealized appreciation of
investments                                                                            876,010
Accumulated net realized gain on
investments                                                                           89,348
Undistributed net investment
income                                                                                     5,154

-----------
 Total Net
Assets
$52,247,996

===========
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class Y Shares:
$52,247,996 / 5,182,395 shares
outstanding                                                                             $10.08

-----------

(See Notes which are an integral part of the Financial Statements)



                Independence One U.S. Government Securities Fund
                            Statement of Operations

Six Months Ended October 31, 1999 (unaudited)

Investment Income:
Interest
$ 1,664,328

Expenses:
Investment advisory fee                                                                    $194,520
Administrative personnel and services fee                                                    27,641
Custodian fees                                                                                9,465
Transfer and dividend disbursing agent fees and expenses                                     14,806
Directors'/Trustees' fees                                                                     1,540
Auditing fees                                                                                 6,891
Legal fees                                                                                    2,539
Portfolio accounting fees                                                                    22,909
Share registration costs                                                                      7,238
Printing and postage                                                                          2,914
Insurance premiums                                                                              494
Miscellaneous                                                                                 1,067
                                                                                           --------
 Total expenses                                                                             292,024
Waiver
 Waiver of investment advisory fee                                                         (111,155)
                                                                                           --------
   Net
expenses
180,869

-----------
Net investment
income                                                                                           1,483,459

-----------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on
investments                                                                                   81,637
Net change in unrealized appreciation of
investments                                                           (1,925,403)

-----------
 Net realized and unrealized loss on
investments                                                               (1,843,766)

-----------
   Change in net assets resulting from
operations                                                             $  (360,307)

===========

(See Notes which are an integral part of the Financial Statements)



                Independence One U.S. Government Securities Fund
                       Statement of Changes in Net Assets

                                                                             Six Months
Ended                 Year Ended
                                                                             October 31,
1999                April 30, 1999
                                                                                (unaudited)
Increase (Decrease) in Net Assets:
Operations
Net investment income                                                             $
1,483,459                   $  3,532,064
Net realized gain on investments ($81,637 and $495,126, respectively, as computed for federal tax purposes)
81,637                        495,126
Net change in unrealized appreciation (depreciation) on investments
(1,925,403)                      (127,163)

-----------                   ------------
 Change in net assets resulting from operations
(360,307)                     3,900,027

-----------                   ------------
Distributions to Shareholders
Distributions from net investment income
 Class Y Shares
(1,483,459)                    (3,532,064)

-----------                   ------------
Share Transactions
Proceeds from sale of shares
2,511,042                      6,657,213
Net asset value of shares issued to shareholders in payment of
69,820                        314,112
 distributions declared
Cost of shares redeemed
(7,947,643)                   (18,747,528)

-----------                   ------------
 Change in net assets resulting from share transactions
(5,366,781)                   (11,776,203)

-----------                   ------------
   Change in net assets
(7,210,547)                   (11,408,240)
Net Assets:
Beginning of period
59,458,543                     70,866,783

-----------                   ------------
End of period (including undistributed net investment income of
 $5,154 and $5,154, respectively)
$52,247,996                   $ 59,458,543

===========                   ============

(See Notes which are an integral part of the Financial Statements)



                Independence One U.S. Government Securities Fund
                      Financial Highlights--Class Y Shares

(For a share outstanding throughout each period)

                                 Six Months
                                   Ended
                                October 31,
                                    1999
                                (unaudited)                                    Year Ended April 30,
                                                      1999               1998
1997             1996             1995
Net asset value,
 beginning of period                $ 10.41          $ 10.41            $  9.98          $  9.98
$  9.79          $  9.84
Income from investment
 operations
 Net investment income                 0.27             0.56               0.58
0.59             0.59             0.60
 Net realized and
  unrealized gain (loss)
  on investments                      (0.33)            0.00(1)            0.43
0.01             0.19            (0.05)
                                    -------          -------            -------          -------
-------          -------
 Total from investment
  operations                          (0.06)            0.56               1.01
0.60             0.78             0.55
                                    -------          -------            -------          -------
-------          -------
Less distributions
 Distributions from net
  investment income                   (0.27)           (0.56)             (0.58)
(0.59)           (0.59)           (0.60)
 Distributions from net
  realized gain on
  investments                            --               --                 --
(0.01)              --               --
                                    -------          -------            -------          -------
-------          -------
 Total distributions                  (0.27)           (0.56)             (0.58)
(0.60)           (0.59)           (0.60)
                                    -------          -------            -------          -------
-------          -------
Net asset value, end
 of period                          $ 10.08          $ 10.41            $ 10.41          $  9.98
$  9.98          $  9.79
                                    -------          -------            -------          -------
-------          -------
Total return (2)                      (0.53%)           5.41%             10.37%
6.15%            7.97%            5.90%
Ratios to average
 net assets
 Expenses (3)                          1.05%(4)         1.01%              1.06%
1.02%            1.06%            1.05%
 Net investment income(3)              4.94%(4)         4.87%              5.22%
5.37%            5.19%            5.53%
 Expenses (after waivers)               0.65%(4)         0.60%              0.61%
0.57%            0.40%            0.35%
 Net investment income
  (after waivers)                      5.34%(4)         5.28%              5.67%
5.82%            5.85%            6.23%
Supplemental data
 Net assets, end of
  period (000 omitted)              $52,248          $59,459            $70,867          $71,883
$72,291          $62,514
 Portfolio turnover                      10%              31%                28%
73%             104%              75%

(1) Amount represents less than $0.01 per share.
(2) Based on net asset value.
(3) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.
(4) Computed on an annualized basis.
(See Notes which are an integral part of the Financial Statements)



                       Independence One Fixed Income Fund
                            Portfolio of Investments

October 31, 1999 (unaudited)

  Principal

Amount
Value
Corporate Bonds--36.9%
                    Automotive--4.4%
$   2,000,000       Ford Motor Credit Corp., Note, 6.750%,
8/15/2008                                          $     1,942,640
    2,000,000       General Motors Acceptance Corp., Note, 6.100%,
6/1/2001                                         1,984,280

---------------

Total                                                                                           3,926,920

---------------
                    Banking--4.6%
    1,000,000       Bank One Corp., Sub. Note, 8.100%,
3/1/2002                                                     1,029,900
    1,000,000       Bank One Corp., Sub. Note, 8.740%,
9/15/2003                                                    1,057,840
    2,000,000       NationsBank Corp., Sr. Note, 7.000%,
9/15/2001                                                  2,016,220

---------------

Total                                                                                           4,103,960

---------------
                    Commercial--4.3%
    1,000,000       Associates Corp. of North America, Sr. Note, 6.260%,
2/15/2006                                    956,700
    1,000,000       General Electric Capital Corp., Deb., 5.500%,
11/1/2001                                           982,870
    2,000,000       General Electric Capital Corp., Note, 6.500%,
11/1/2006                                         1,934,060

---------------

Total                                                                                           3,873,630

---------------
                    Entertainment--1.1%
    1,000,000       Disney (Walt) Co., Sr. Note, Series B, 6.750%,
3/30/2006                                          995,360

---------------
                    Financial Services--4.5%
    1,000,000       Merrill Lynch & Co., Inc., Note, 7.000%,
3/15/2006                                                987,940
    1,000,000       Morgan Stanley, Dean Witter & Co., Note, 7.750%,
6/1/2001                                       1,016,780
    2,000,000       Salomon Smith Barney Holdings, Inc., Note, 7.000%,
3/15/2004                                    1,988,840

---------------

Total                                                                                           3,993,560

---------------
                    Food & Beverage--1.1%
    1,000,000       Sara Lee Corp., Note, 6.300%,
11/7/2005                                                           963,060

---------------
                    Industrial Services1.2%
    1,000,000       General Mills, Inc., Note, 8.900%,
6/15/2006                                                    1,101,300

---------------
                    Office Equipment--4.4%
    3,000,000       Xerox CapEurope PLC, Company Guarantee, 5.750%,
5/15/2002                                       2,923,920
    1,000,000       Xerox Corp., Deb., 9.750%,
3/15/2000                                                            1,013,270

---------------

Total                                                                                           3,937,190

---------------
                    Pharmaceuticals--1.2%
    1,000,000       Lilly (Eli) & Co., Unsecured Note, 8.375%,
12/1/2006                                            1,085,950

---------------
                    Retail--7.9%
    1,000,000       Gap (The), Inc., Note, 6.900%,
9/15/2007                                                          993,170
    1,000,000       May Department Stores Co., Deb., 9.875%,
6/15/2000                                              1,022,780
    1,000,000       Penney (J.C.) Co., Inc., MTN, Series A, 6.375%,
9/15/2000                                         996,230
    4,000,000       Wal-Mart Stores, Inc., Unsecured. Note, 6.550%,
8/10/2004                                       3,999,280

---------------

Total                                                                                           7,011,460

---------------
                    Telecommunications--2.2%
    1,000,000       AT&T Corp., Note, 7.500%,
6/1/2006                                                              1,023,810
    1,000,000       U.S. West Communications, Inc., Note, 6.625%,
9/15/2005                                           970,570

---------------

Total                                                                                           1,994,380

---------------
                    Total Corporate Bonds (identified cost
$33,778,990)                                            32,986,770

===============
Government Agencies--19.6%
                    Federal Farm Credit Bank--4.4%
    1,000,000       5.150%, MTN,
1/7/2003                                                                             964,810
    2,000,000       5.970%, MTN,
3/11/2005                                                                          1,953,340
    1,000,000       6.300%, MTN,
8/8/2007                                                                             975,180

---------------

Total                                                                                           3,893,330

---------------
                    Federal Home Loan Bank--15.2%
    2,000,000       5.530%, Bond,
1/15/2003                                                                         1,950,860
    4,000,000       6.028%, Bond,
5/7/2003                                                                          3,913,480
    3,000,000       6.500%, Bond,
7/30/2004                                                                         2,955,870
    4,000,000       5.125%, Note,
9/15/2003                                                                         3,827,520
    1,000,000       5.575%, Note,
9/2/2003                                                                            972,640

---------------

Total                                                                                          13,620,370

---------------
                    Total Government Agencies (identified cost
$18,014,785)                                        17,513,700

===============
U.S. Treasury Obligations--33.6%
                    U.S. Treasury Bonds--3.6%
    1,000,000       6.000%,
2/15/2026                                                                                 949,850
    2,000,000       10.750%,
5/15/2003                                                                              2,294,560

---------------

Total                                                                                           3,244,410

---------------
                    U.S. Treasury Notes--30.0%
    3,500,000       5.625%,
5/15/2008                                                                               3,378,235
    6,500,000       6.125%,
7/31/2000                                                                               6,531,265
    4,750,000       6.250%,
2/15/2007                                                                               4,776,315
   12,000,000       6.375%,
8/15/2002                                                                              12,121,440

---------------

Total                                                                                          26,807,255

---------------
                    Total U.S. Treasury Obligations (identified cost
$30,845,664)                                  30,051,665

===============
(1) Repurchase Agreement--3.1%
$   2,741,000       Donaldson, Lufkin and Jenrette Securities Corp., 5.220%, dated
10/29/1999,
                    due 11/1/1999 (at
cost)                                                                         2,741,000

---------------
                    Total Investments (identified cost $85,380,439)
(2)                                       $    83,293,135

===============

(1) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(2) The cost of investments for federal tax purposes amounts to $85,380,439. The net unrealized depreciation of investments on a federal tax basis amounts to $2,087,304 which is comprised of $210,420 appreciation and $2,297,724 depreciation at October 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($89,421,279) at October 31, 1999.

The following acronym is used throughout this portfolio:

MTN--Medium Term Note

(See Notes which are an integral part of the Financial Statements)



                       Independence One Fixed Income Fund
                      Statement of Assets and Liabilities

October 31, 1999 (unaudited)
Assets:
Total investments in securities, at value (identified and tax cost $85,380,439)
$  83,293,135
Cash
71,311
Income
receivable
1,544,845
Receivable for investments
sold                                                                             5,000,000
Unamortized organizational
costs                                                                                5,377
Other
assets
3,938

-------------
 Total
assets
89,918,606
Liabilities:
Income distribution payable                                                             $465,986
Accrued expenses                                                                          31,341
                                                                                   -------------
 Total
liabilities
497,327

-------------
Net Assets for 9,207,030 shares outstanding
$  89,421,279

-------------
Net Assets Consist of:
Paid in capital
$  91,949,646
Net unrealized depreciation of
investments                                                                 (2,087,304)
Accumulated net realized loss on
investments                                                                 (455,583)
Undistributed net investment
income                                                                            14,520

-------------
 Total Net Assets
$  89,421,279

-------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$89,421,279 / 9,207,030 shares
outstanding                                                                      $9.71

-------------

(See Notes which are an integral part of the Financial Statements)



                       Independence One Fixed Income Fund
                            Statement of Operations

Six Months Ended October 31, 1999 (unaudited)

Investment Income:
Interest
$     2,860,322

---------------
Expenses:
Investment advisory fee                                                               $     331,450
Administrative personnel and services fee                                                    43,945
Custodian fees                                                                               10,317
Transfer and dividend disbursing agent fees and expenses                                     16,033
Directors'/Trustees' fees                                                                     2,013
Auditing fees                                                                                 6,984
Legal fees                                                                                    2,770
Portfolio accounting fees                                                                    22,885
Share registration costs                                                                      6,609
Printing and postage                                                                          3,575
Insurance premiums                                                                              597
Miscellaneous                                                                                 4,397
                                                                                      -------------
 Total expenses                                                                             451,575
Waiver
 Waiver of investment advisory fee                                                         (198,870)
                                                                                      -------------
   Net
expenses
252,705

---------------
Net investment
income
2,607,617

---------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on
investments                                                                                     (507,863)
Net change in unrealized depreciation of
investments                                                               (1,901,375)

---------------
 Net realized and unrealized loss on
investments                                                                   (2,409,238)

---------------
   Change in net assets resulting from
operations                                                             $       198,379

---------------

(See Notes which are an integral part of the Financial Statements)



                       Independence One Fixed Income Fund
                       Statement of Changes in Net Assets

                                                                              Six Months
Ended
                                                                              October 31,
1999                   Year Ended

(unaudited)                   April 30, 1999
Increase (Decrease) in Net Assets:
Operations
Net investment income                                                               $
2,607,617                $     4,749,152
Net realized gain (loss) on investments (($507,863) and $245,461,
(507,863)                       273,117
 respectively, as computed for federal tax purposes)
Net change in unrealized depreciation of investments
(1,901,375)                      (661,854)

-----------                ---------------
 Change in net assets resulting from operations
198,379                      4,360,415

-----------                ---------------
Distributions to Shareholders
Distributions from net investment income
(2,607,617)                    (4,660,274)
Distributions from net realized gains
--                        (92,620)

-----------                ---------------
 Change in net assets resulting from distributions to shareholders
(2,607,617)                    (4,752,894)

-----------                ---------------
Share Transactions
Proceeds from sale of shares
6,423,660                     18,804,165
Net asset value of shares issued to shareholders in payment of distributions declared
1,828,727                      4,159,874
Cost of shares redeemed
(3,341,468)                   (15,994,186)

-----------                ---------------
 Change in net assets resulting from share transactions
4,910,919                      6,969,853

-----------                ---------------
   Change in net assets
2,501,681                      6,577,374
Net Assets:
Beginning of period
86,919,598                     80,342,224

-----------                ---------------
End of period (including undistributed net investment income of
$89,421,279                $    86,919,598

===========                ===============
 $14,520 and$14,520, respectively)

(See Notes which are an integral part of the Financial Statements)



                       Independence One Fixed Income Fund
                              Financial Highlights

(For a share outstanding throughout each period)

                                          Six Months
                                            Ended
                                          October 31,
                                             1999
                                          (unaudited)                             Year Ended April 30,
                                                                1999               1998
1997             1996
Net asset value,
 beginning of period                         $  9.99           $ 10.03            $  9.80          $
9.82          $  10.00
 Income from investment
 operations
 Net investment income                          0.29              0.58               0.59
0.57              0.30
 Net realized and unrealized
  gain (loss)
  on investments                               (0.28)            (0.03)              0.23
(0.02)            (0.18)
                                             -------           -------            -------
-------          --------
Total from investment operations               0.01              0.55               0.82
0.55              0.12
                                             -------           -------            -------
-------          --------
Less distributions
 Distributions from net investment income      (0.29)            (0.58)             (0.59)
(0.57)            (0.30)
 Distributions from net realized gain
  on investments                                  --                --              (0.01)
--             (0.00)(2)
                                             -------           -------            -------
-------          --------
 Total distributions                           (0.29)            (0.59)             (0.59)
(0.57)            (0.30)
                                             -------           -------            -------
-------          --------
Net asset value, end of period               $  9.71           $  9.99            $ 10.03          $
9.80          $   9.82
                                             =======           =======            =======
=======          ========
Total return (3)                                0.09%             5.60%              8.56%
5.79%             1.15%
Ratios to average net assets
 Expenses (4)                                   1.02%(5)          1.03%              1.06%
1.05%             1.15%(5)
 Net investment income (4)                      5.45%(5)          5.39%              5.42%
5.33%             5.12%(5)
 Expenses (after waivers)                       0.57%(5)          0.57%              0.56%
0.55%             0.54%(5)
 Net investment income (after waivers)          5.90%(5)          5.85%              5.92%
5.83%             5.73%(5)
Supplemental data
 Net assets, end of period (000 omitted)     $89,421           $86,920            $80,342
$70,884          $ 62,256
 Portfolio turnover                               19%               20%                21%
23%                4%

(1) Reflects operations for the period from October 23, 1995 (date of initial public investment) to April 30, 1996. (2) Distributions from net realized gain on investments was less than $0.01 per share. (3) Based on net asset value. (4) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated. (5) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)



                 Independence One Michigan Municipal Bond Fund
                            Portfolio of Investments

October 31, 1999 (unaudited)

Credit
  Principal                                                                                  Rating*
   Amount
S&P/Moody's               Value
(1) Long-Term Municipals--96.4%
                     Michigan--96.4%
$      825,000       Allegan, MI Public School District, GO UT Bonds, 5.55%
AAA/Aaa              $        858,602
                     (AMBAC INS)/(Original Issue Yield: 5.60%), 5/1/2010
       400,000       Beaverton, MI Rural Schools, GO UT Bonds, 4.70% (FGIC INS)/
AAA/Aaa                       384,292
                     (Original Issue Yield: 4.75%), 5/1/2008
       485,000       Central Michigan University, Revenue Bonds, 5.30% (FGIC
AAA/Aaa                       500,467
                     LOC)/ (Original Issue Yield: 5.40%), 10/1/2011
       150,000       Clare County, MI, GO UT Refunding Bonds, 5.00% (Sewage
AAA/Aaa                       152,201
                     Disposal System No. 3)/(AMBAC INS)/(Original Issue Yield:
                     5.10%), 11/1/2003
       480,000       Detroit, MI City School District, GO UT Bonds (Series A),
AAA/Aaa                       523,661
                     6.50% (AMBAC INS), 5/1/2008
       500,000       East Detroit Michigan School District, GO UT Refunding
AAA/Aaa                       542,515
                     Bonds, 6.50% (FGIC INS), 5/1/2006
       680,000       Grand Rapids, MI Community College, GO UT Refunding Bonds,
AAA/Aaa                       685,324
                     5.30% (MBIA INS)/(Original Issue Yield: 5.35%), 5/1/2009
       550,000       Holland, MI Area Community Swimming Pool Authority,
AAA/Aaa                       542,102
                     GOUT Bonds, 5.125% (FGIC INS)/(Original Issue Yield: 5.40%),
                     5/1/2010
     1,000,000       Kenowa Hills Michigan Public Schools, GO UT Bonds, 5.60%
AAA/Aaa                     1,023,220
                     (MBIA INS), 5/1/2009
       500,000       Kent County, MI, GO LT (Grand River Floodwalls Drain), 4.50%
AAA/Aa2                       459,995
                     (Original Issue Yield: 5.00%), 11/1/2011
       600,000       Lakewood, MI Public Schools, GO UT Bonds, 5.30% (MBIA
AAA/Aaa                       603,768
                     INS)/(Original Issue Yield: 5.45%), 5/1/2009
     1,055,000       Lincoln Park, MI School District, GO UT Bonds, 5.70% (FGIC
AAA/Aaa                     1,112,540
                     INS), 5/1/2008
       600,000       Marquette, MI Hospital Finance Authority, Refunding Revenue
AAA/Aaa                       604,398
                     Bonds (Series D), 4.95% (Marquette General Hospital, MI)/
                     (FSA INS), 4/1/2002
     1,000,000       Michigan Municipal Bond Authority, Revenue Bonds (Pooled
AA+/Aa1                     1,013,810
                     Project-Series B), 5.35% (Original Issue Yield: 5.45%),
                     10/1/2007
       500,000       Michigan Municipal Bond Authority, Revenue Bonds, 5.25%
AAA/Aaa                       509,230
                     (Local Government Loan Program)/(AMBAC INS), 5/1/2006
       100,000       Michigan State Building Authority, Revenue Bonds (Series I),
AA/Aa2                        104,729
                     5.50% (Original Issue Yield: 5.60%), 10/1/2004
       150,000       Michigan State Building Authority, Revenue Bonds, 6.20%
AAA/Aaa                       153,807
                     (Grand Rapids Center)/(BIG INS), 3/1/2001
       100,000       Michigan State Housing Development Authority, Refunding
AA+/NR                        100,737
                     Revenue Bonds (Series A), 6.40% (FHA/VA mtgs. GTD), 6/1/2000
       500,000       Michigan State Housing Development Authority, Refunding
AAA/Aaa                       500,750
                     Revenue Bonds (Series A), 4.85% (AMBAC INS), 10/1/2002
       150,000       Michigan Strategic Fund, Small Business Refunding Revenue
NR/Aaa                        152,789
                     Bonds (Series A1-A2), 5.90% (SBA GTD), 10/1/2000 500,000
       Novi, MI, Refunding GO Bonds, 5.25%, 10/1/2009
AA-/A1                        502,475
       600,000       Ottawa County, MI Building Authority, Revenue Bonds (Series
AA/Aa2                        583,950
                     A), 4.90%, 11/1/2009
       100,000       Portage, MI, GO LT City Share Bonds, 5.90%, 12/1/2003
AA-/NR                        105,121
       700,000       Redford, MI University School District, GO UT Bonds, 6.25%
AAA/Aaa                       758,982
                     (FGIC INS), 5/1/2007
       390,000       Rochester, MI, GO UT Refunding Bonds, 4.90% (FSA INS),
AAA/Aaa                       392,601
                     10/1/2006
       400,000       St. Clair County, MI, GO LT Water Supply System Bonds, 5.00%
AAA/Aaa                       394,584
                     (Burtchville)/(MBIA INS)/(Original Issue Yield: 5.10%),
                     11/1/2009
       500,000       Three Rivers Michigan Community Schools, GO UT Bonds, 5.40%
AAA/Aaa                       518,985
                     (Michigan State GTD)/(MBIA INS), 5/1/2008
       765,000       University of Michigan, Housing Revenue Bonds (Series A),
AA/Aa1                        781,164
                     5.40%, 11/15/2008
       350,000       University of Michigan, Housing Revenue Bonds (Series A),
AA/Aa1                        352,828
                     5.60% (Original Issue Yield: 5.70%), 11/15/2012
       500,000       Washtenaw Community College, MI, GO UT Bonds (Series A),
AA/Aa3                        496,420
                     5.00% (Original Issue Yield: 5.10%), 4/1/2008
       500,000       Washtenaw Community College, MI, GO UT Bonds (Series A),
AA/Aa3                        481,650
                     5.00% (Original Issue Yield: 5.35%), 4/1/2011
       750,000       Western Michigan University, Revenue Refunding Bonds, 5.00%
AAA/Aaa                       711,712
                     (FGIC INS)/(Original Issue Yield: 5.15%), 11/15/2012
       500,000       Wixon, MI, GO UT Bonds, 4.70% (AMBAC INS)/(Original Issue
AAA/Aaa                       474,205
                     Yield:4.85%), 5/1/2009

------------
                     Total Long-Term Municipals (identified cost
$16,851,001)                                        17,083,614

------------
Mutual Fund--2.0%
       350,000       Goldman Sachs Tax Exempt
Fund
                      (identified cost
$350,000)                                                                   $    350,000

------------
                     Total Investments (identified cost $17,201,001)
(2)                                           $ 17,433,614

============

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. (1) At October 31, 1999, 2.8% of the total investments at market value were subject to alternative minimum tax. (2) The cost of investments for federal tax purposes amounts to $17,201,001. The net unrealized appreciation of investments on a federal tax basis amounts to $232,613 which is comprised of $321,053 appreciation and $88,440 depreciation at October 31, 1999.

Notes: The categories of investments are shown as a percentage of net assets ($17,718,111) at October 31, 1999.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation BIG--Bond Investors Guaranty FGIC--Financial Guaranty Insurance Company FHA/VA--Federal Housing Administration/Veterans Administration FSA--Financial Security Assurance GO--General Obligation GTD--Guaranteed INS--Insured LOC--Letter of Credit
LT--Limited Tax MBIA--Municipal Bond Investors Assurance SBA--Small Business Association UT--Unlimited Tax

(See Notes which are an integral part of the Financial Statements)



                 Independence One Michigan Municipal Bond Fund
                      Statement of Assets and Liabilities

October 31, 1999 (unaudited) Assets:
Total investments in securities, at value (identified and tax cost
$17,201,001)                            $ 17,433,614
Cash
955
Income
receivable
343,810
Unamortized organizational
costs                                                                                  5,002
Other
assets
1,901

------------
 Total
assets
17,785,282
Liabilities:
Income distribution payable                                                                 $60,345
Accrued expenses                                                                              6,826
                                                                                            -------
 Total
liabilities
67,171

------------
Net Assets for 1,772,121 shares
outstanding                                                                $ 17,718,111

------------
Net Assets Consist of:
Paid in
capital                                                                                            $
17,477,887
Net unrealized appreciation of
investments                                                                      232,613
Accumulated net realized gain on
investments                                                                      8,956
Distributions in excess of net investment
income                                                                 (1,345)

------------
 Total Net
Assets                                                                                          $
17,718,111

------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$17,718,111 divided by 72,121 shares
outstanding                                                                 $10.00

(See Notes which are an integral part of the Financial Statements)



                 Independence One Michigan Municipal Bond Fund
                            Statement of Operations

Six Months Ended October 31, 1999 (unaudited)

Investment Income:
Interest
$   469,893

-----------
Expenses:
Investment advisory fee                                                                          $
70,888
Administrative personnel and services fee
9,400
Custodian fees
8,576
Transfer and dividend disbursing agent fees and expenses
16,215
Directors'/Trustees' fees
581
Auditing fees
7,392
Legal fees
2,524
Portfolio accounting fees
25,097
Share registration costs
6,262
Printing and postage
4,139
Insurance premiums
1,150
Miscellaneous
4,890

-----------
 Total expenses
157,114
Waivers
Waiver of investment advisory fee                                          $   (47,259)
Waiver of administrative personnel and services fee                             (8,507)
                                                                           -----------
 Total waivers
(55,766)

-----------
   Net
expenses
101,348

-----------
Net investment
income
368,545

-----------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on
investments
2,010
Net change in unrealized appreciation of
investments                                                                      (875,749)

-----------
 Net realized and unrealized loss on
investments                                                                          (873,739)

-----------
   Change in net assets resulting from
operations                                                                      $  (505,194)

===========

(See Notes which are an integral part of the Financial Statements)



                 Independence One Michigan Municipal Bond Fund
                       Statement of Changes in Net Assets

                                                                               Six
Months

Ended
                                                                                October
                                                                                31,
1999                            Year Ended

(unaudited)                        April 30, 1999
Increase (Decrease) in Net Assets:
Operations
Net investment income                                                          $
368,545                     $        785,560
Net realized gain on investments ($2,010 and $19,345,
 respectively, as computed for federal tax purposes)
2,010                               19,345
Net change in unrealized appreciation (depreciation) of investments
(875,749)                             366,068

-----------                     ----------------
 Change in net assets resulting from operations
(505,194)                           1,170,973

-----------                     ----------------
Distributions to Shareholders
Distributions from net investment income
(368,545)                            (785,560)
Distributions from net realized gains
--                              (35,310)

-----------                     ----------------
 Change in net assets resulting from distributions to shareholders
(368,545)                            (820,870)

-----------                     ----------------
Share Transactions
Proceeds from sale of shares
921,822                            1,309,093
Net asset value of shares issued to shareholders in payment
of
 distributions declared
7,526                               48,738
Cost of shares redeemed
(1,754,777)                          (3,317,173)

-----------                     ----------------
 Change in net assets resulting from share transactions
(825,429)                          (1,959,342)

-----------                     ----------------
   Change in net assets
(1,699,168)                          (1,609,239)
Net Assets:
Beginning of period
19,417,279                           21,026,518

-----------                     ----------------
End of period (including distributions in excess of net
investment
 income of ($1,345) and ($1,345), respectively)
$17,718,111                     $     19,417,279

===========                     ================

(See Notes which are an integral part of the Financial Statements)



                 Independence One Michigan Municipal Bond Fund
                              Financial Highlights

(For a share outstanding throughout each period)

                                   Six Months
                                      Ended
                                   October 31,
                                                   1999                                     Year Ended
April 30,
                                               (unaudited)         1999             1998
1997             1996(1)
Net asset value, beginning of period               $ 10.47         $ 10.30          $  9.99         $
9.95          $  10.00
Income from investment operations
 Net investment income                                0.20            0.41             0.42
0.41              0.17
 Net realized and unrealized gain (loss)
  on investments                                     (0.47)           0.19             0.31
0.04             (0.05)
                                                   -------         -------          -------
-------          --------
 Total from investment operations                    (0.27)           0.60             0.73
0.45              0.12
                                                   -------         -------          -------
-------          --------
Less distributions
 Distributions from net investment income            (0.20)          (0.41)           (0.42)
(0.41)            (0.17)
 Distributions from net realized gain
  on investments                                        --           (0.02)              --
(0.00)(2)            --
                                                   -------         -------          -------
-------          --------
 Total distributions                                 (0.20)          (0.43)           (0.42)
(0.41)            (0.17)
                                                   -------         -------          -------
-------          --------
Net asset value, end of period                     $ 10.00         $ 10.47          $ 10.30         $
9.99          $   9.95
                                                   =======         =======          =======
=======          ========
Total return (3)                                     (2.60%)          5.83%            7.38%
4.62%             1.21%
Ratios to average net assets
 Expenses (4)                                         1.66%(5)        1.69%            1.53%
1.64%             1.33%(5)
 Net investment income (4)                            3.31%(5)        3.13%            3.35%
3.18%             3.07%(5)
 Expenses (after waivers)                             1.07%(5)        0.96%            0.81%
0.70%             0.57%(5)
 Net investment income (after waivers)                3.90%(5)        3.86%            4.07%
4.12%             3.83%(5)
Supplemental data
 Net assets, end of period (000 omitted)           $17,718         $19,417          $21,027
$23,483          $ 25,123
 Portfolio turnover                                      0%              3%              11%
48%               39%

(1) Reflects operations for the period from November 20, 1995 (date of initial public investment) to April 30, 1996. (2) Distributions from net realized gain on investments were less than $0.01 per share. (3) Based on net asset value. (4) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated. (5) Computed on an annualized basis. (See Notes which are an integral part of the Financial Statements)



                         Independence One Mutual Funds
                     Combined Notes to Financial Statements

October 31, 1999 (unaudited)

(1) Organization

Independence One Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Trust consists of nine portfolios. The financial statements of the following portfolios (individually referred to as the "Fund," or collectively as the "Funds") are presented herein:
                    Portfolio Name                                       Investment Objective
--------------------------------------------------------------------------------------------------------------
Independence One U.S. Government Securities Fund        To seek high current income.
 ("U.S. Government Securities Fund")(d)
--------------------------------------------------------------------------------------------------------------
Independence One Fixed Income Fund ("Fixed Income       To seek total return.
 Fund")(d)
--------------------------------------------------------------------------------------------------------------
Independence One Michigan Municipal Bond Fund To provide current income which is exempt from ("Michigan Municipal Bond Fund")(n) federal regular income tax and the personal income
                                                        taxes imposed by the state of Michigan and
Michigan
                                                        municipalities.
--------------------------------------------------------------------------------------------------------------

(d) Diversified Portfolio
(n) Non-diversified Portfolio

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Investment gains and losses are determined on the identified cost basis.

Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Organizational Expenses--Organizational expenses were borne initially by Federated Administrative Services ("FAS"). The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five year period following the Funds effective date.


                                                             Organizational Expenses
                                      Organizational      Amortized for the Six Months
         Portfolio Name                  Expenses             Ended October 31, 1999
-----------------------------------------------------------------------------------------
Fixed Income Fund                      $21,477                           $1,973
-----------------------------------------------------------------------------------------
Michigan Municipal Bond Fund            24,175                            3,269
-----------------------------------------------------------------------------------------

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other--Investment transactions are accounted for on the trade date.



(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each Fund. Transactions in shares were as follows:


                                                                                    U.S.
                                                                                 Government
                                                                                 Securities
                                                                                    Fund
                                                                                 Six Months
Year Ended

Ended                  April 30,
                                                                                 October
31,                 1999
                                                                                    1999
Class Y Shares
Shares sold
246,867                   627,607
Shares issued to shareholders in payment of distributions declared
6,873                    29,512
Shares redeemed
(781,324)               (1,754,179)

--------                ----------
Net change resulting from Class Y Share transaction
(527,584)               (1,097,060)

--------                ----------


                                                                                         Fixed
                                                                                      Income Fund
                                                                                      Six
Months                Year Ended

Ended                   April 30,
                                                                                      October
31,                  1999
                                                                                         1999
Shares sold
657,464                   1,859,584
Shares issued to shareholders in payment of distributions declared
187,113                     410,699
Shares redeemed
(342,024)                 (1,574,201)

--------                  ----------
Net change resulting from share transaction
502,553                     696,082

--------                  ----------

                                                                                    Michigan
                                                                                   Municipal
                                                                                   Bond Fund
                                                                                   Six Months
Year Ended
                                                                                     Ended
April 30,
                                                                                  October
31,               1999
                                                                                      1999
Shares sold
90,451               124,438
Shares issued to shareholders in payment of distributions declared
738                 4,616
Shares redeemed
(173,685)             (315,517)
                                                                                     --------
----------
Net change resulting from share transaction
(82,496)             (186,463)
                                                                                     --------
----------

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Michigan National Bank, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to the percentage of each Fund's average daily net assets (see below).

Portfolio Name                                                                        Investment Advisory
Fee
U.S. Government Securities Fund                                                                0.70%
Fixed Income Fund                                                                              0.75%
Michigan Municipal Bond Fund                                                                   0.75%

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period. The administrative fee received during any fiscal year shall be at least $50,000 for each portfolio in the Trust. FAS may voluntarily choose to waive a portion of its fee.

Transfer Agent and Dividend Disbursing Agent Fees--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--Michigan National Bank is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses. General--Certain of the Officers of the Trust are Officers and/or Directors or Trustees of the above companies.

(5) Investment Transactions
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 1999, were as follows:

Portfolio Name                                                                      Purchases
Sales
U.S. Government Securities Fund                                                     $  5,000,000       $
9,084,688
Fixed Income Fund                                                                     15,983,750
15,704,691
Michigan Municipal Bond
Fund                                                                               603,350

(6) Concentration of Credit Risk

Since Michigan Municipal Bond Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1999, 70.0% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 26.1% of total investments.

(7) Year 2000

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date- related information and data from and after January 1, 2000. The Funds' Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.

Trustees
Robert E. Baker
Harold Berry
Nathan Forbes
Harry J. Nederlander
Thomas S. Wilson

Officers
Edward C. Gonzales
President and Treasurer

Jeffrey W. Sterling
Vice President and Assistant Treasurer

C. Grant Anderson
Secretary

Timothy S. Johnson
Assistant Secretary



Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

Independence One(R)
Mutual Funds
(Distributed by Federated Securities Corp.)


Semi-Annual Report
October 31, 1999

Independence One
U.S. Government Securities Fund

Independence One
Fixed Income Fund

Independence One
Michigan Municipal Bond Fund


800-334-2292
www.MichiganNational.com




Investment Company Act File No: 811-5752
Cusip 453777864
Cusip 453777856
Cusip 453777807
G01889-02 (12/99)

[LOGO of Independence One]                       [LOGO of Michigan National]

                                                        Investment Adviser




Semi-Annual Report


Independence One(R)

Mutual Funds

Independence One(R) Mutual Funds offer nine portfolios, including three equity funds, three income funds and three money market funds. This Semi-Annual Report relates to the three money market funds:

Independence One
Prime Money Market Fund
Class K Shares
Class Y Shares

Independence One
U.S. Treasury Money Market Fund

Independence One
Michigan Municipal Cash Fund

October 31, 1999




[LOGO OF INDEPENDENCE ONE]
Mutual Funds

For more complete information about any of the Independence One/(R)/ Mutual Funds, please call 800-334-2292 for a prospectus, which should be read carefully before investing.




President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report for the Independence One Money Market Funds, which covers the six-month reporting period from May 1, 1999 through October 31, 1999. This report contains complete financial information for each fund--beginning with a discussion with the portfolio manager, followed by a complete listing of investments and financial statements.

Each fund is a convenient, stable way to put your ready cash to work every day pursing competitive money market income.* Fund-by-fund highlights for the six-month reporting period are below.

Independence One Prime Money Market Fund, a high-quality portfolio of money market securities, paid dividends of $0.02 per share for Class K Shares and $0.02 per share for Class Y Shares over the reporting period. Assets in the fund reached $663.5 million at the end of the reporting period.

Independence One U.S. Treasury Money Market Fund, a portfolio of short- term U.S. Treasury money market securities, paid a total of $0.02 per share in dividends over the reporting period. Assets in the fund reached $222.1 million at the end of the reporting period end.

Independence One Michigan Municipal Cash Fund, a high-quality portfolio of more than 50 Michigan municipal money market securities, paid a total of $0.01 per share in double tax-free dividends per share over the reporting period.** Assets in the fund reached $103.0 million at the end of the reporting period.

Thank you for keeping your cash working every day through one or more of the Independence One Money Market Funds.
Sincerely,

/s/ Edward C. Gonzales

Edward C. Gonzales
President
December 15, 1999

*An investment in the funds is neither insured nor guaranteed by the Federal
 Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

**  Income may be subject to the federal alternative minimum tax.



Investment Review

Question: What is your analysis of the rising rate environment that characterized the first half of the funds' fiscal year?

Answer: Last fall the Federal Reserve Board (the "Fed") lowered short- term interest rates on three occasions in reaction to the global financial crisis which was threatening to put an end to the business expansion. The resumption of robust economic growth this year has eased concerns over a global economic collapse. The Fed reacted to the more favorable economic outlook and the increased uncertainties over the inflation picture by taking steps to return interest rates to their pre-crisis levels. To that end, the Fed raised short-term interest rates 0.25% on June 30, and August 24, 1999.

Question: In this environment, how did the Independence One Money Market Funds perform for shareholders in terms of income and 7-day net yield during the six-month reporting period ended October 31, 1999? What was the average maturity of each fund?

Answer: Independence One Prime Money Market Fund

Independence One Prime Money Market Fund earned a total return of 2.34% for Class K Shares and 2.47% for Class Y during the 6-month reporting period ended October 31, 1999. The 7-day net yield for Class K Shares began the period on May 1, 1999 at 4.45% and ended the reporting period on October 31, 1999 at 5.02%. The 7-day net yield for Class Y Shares began the reporting period on May 1, 1999 at 4.70% and ended the reporting period on October 31, 1999 at 5.27%. The average maturity of the fund as of October 31, 1999 was 59 days.*

Independence One U.S. Treasury Money Market Fund Independence One U.S. Treasury Money Market Fund earned a total return of 2.19% during the 6-month reporting period ended October 31, 1999. The 7-day net yield began the period on May 1, 1999 at 4.19% and ended the reporting period on October 31, 1999 at 4.48%. The average maturity of the fund as of October 31, 1999 was 39 days.*

Independence One Michigan Municipal Cash Fund Independence One Michigan Municipal Cash Fund earned a total return of 1.40% during the 6-month reporting period ended October 31, 1999. The 7-day net yield began the period on May 1, 1999 at 2.99% and ended the reporting period on October 31, 1999 at 3.00%. The average maturity of the fund as of October 31, 1999 was 38 days.*

Question: As we move toward the end of 1999, expectations are mixed for further tightenings, or increases in rates, by the Fed. What do you see ahead for short-term rates?

Answer: To a large degree, the recent tightening moves by the Fed have been preemptive in nature. The Fed attempted to temper economic growth before inflation pressures boiled over. Following the most recent rate hike, the Fed hinted to the market that the current tightening cycle may not be over. In our opinion, the Fed is likely to raise rates again between now and early 2000.

*Past performance is no guarantee of future results. Yields will vary. Yields quoted for money market funds most closely reflect the funds' current earnings.


                    Independence One Prime Money Market Fund
                            Portfolio of Investments

October 31, 1999 (unaudited)


Principal
Value
      Amount
Certificate of Deposit--7.5%
                         Finance--7.5%
$       15,000,000       Abbey National Treasury Services, PLC MTN (denominated in U.S.
dollars),            $         14,994,875
                         5.130%, 5/4/2000
        15,000,000       CIBC Wood Gundy Securities Corp., 5.200%,
2/29/2000                                           14,998,576
        10,000,000       Rabobank Nederland, Utrecht (denominated in U.S. dollars), 5.060%,
1/27/                      10,000,233
                         2000
        10,000,000       Societe Generale, Paris (denomintaed in U.S. dollars), 5.025%,
1/14/2000                       9,999,470

--------------------
                         Total Certificate of
Deposit                                                                  49,993,154

====================
(1) Commercial Paper--78.5%
                         Consumer Durables--4.8%
        32,000,000       Receivables Capital Corp., 5.400% - 6.010%, 11/5/1999 -
2/15/2000                             31,650,878
                         Finance--49.6%
        10,000,000       Abbey National N.A. Corp., (Guaranteed by Abbey National Bank
PLC,                             9,948,083
                         London), 5.340%, 12/6/1999
        10,000,000       Asset Portfolio Funding, 5.860%,
2/25/2000                                                     9,811,178
        25,000,000       Atlantis One Funding Corp., 5.750% - 5.780%, 2/2/2000 -
2/14/2000                             24,598,583
        15,000,000       BCI Funding Corp., 5.350%,
12/15/1999                                                         14,901,917
        15,000,000       Bank of America, NT and SA, San Francisco, 5.010%,
11/2/1999                                  14,997,913
        20,000,000       Cargill Financial Services, 5.600%,
1/19/2000                                                 19,754,222
        30,000,000       Delaware Funding Corp., 5.810% - 5.830%, 1/21/2000 -
2/22/2000                                29,529,684
        21,000,000       Dresdner U.S. Finance, (Dresdner Bank AG, Frankfurt SA), 5.350%,
12/15/1999                   20,862,683
        31,470,000       Enterprise Capital Funding Corp., 5.250% - 6.000%, 11/4/1999
-1/18/2000                       31,287,763
        10,000,000       Four Winds Funding Corp., 6.070%,
1/25/2000                                                    9,856,680
        10,000,000       Goldman Sachs Group, Inc., 5.700% - 5.800%, 11/16/1999 -
2/10/2000                             9,909,042
        30,000,000       Grand Funding Corp., 5.790% - 6.100%, 1/21/2000 -
2/3/2000                                    29,571,558
        30,000,000       Halifax PLC, 5.300% - 6.070%, 11/22/1999 -
1/10/2000                                          29,842,694
        15,000,000       Merrill Lynch & Co., Inc., 4.930%,
2/4/2000                                                   14,804,854
        30,000,000       Quincy Capital Corp., 5.350% - 6.110%, 11/9/1999 -
1/10/2000                                  29,842,445
        30,000,000       Windmill Funding, 5.370% - 5.780%, 11/18/1999 -
1/14/2000                                     29,801,260

--------------------

Total                                                                                        329,320,559

--------------------
                         Miscellaneous--2.2%
        15,000,000       Asset Securitization Cooperative Corp., 5.830%,
1/28/2000                                     14,786,233
                         Process Industries--0.8%
         5,000,000       Monsanto Co., 4.800%,
11/5/1999                                                                4,997,333
                         Producer Manufacturing--2.2%
        15,000,000       General Electric Co., 5.300%,
12/23/1999                                                      14,885,167
                         Securities Services--13.1%
        31,170,000       Barton Capital Corp., 5.400% - 5.580%, 11/8/1999 -
1/28/2000                                  30,987,552
        32,000,000       Edison Asset Securitization, LLC, 5.200% - 6.130%, 11/19/1999 -
1/26/2000                     31,679,938
        24,361,000       Fountain Square Commercial Funding Corp., (Fifth Third Bank,
Cincinnati                       24,208,608
                         SA), 5.380%, 12/6/1999 - 12/20/1999

--------------------

Total                                                                                         86,876,098

--------------------
                         Transportation--2.1%
        13,740,000       Kitty Hawk, Funding Corp. 5.380% - 5.480%, 12/3/1999 -
12/13/1999                             13,666,740
                         Utilities--3.7%
        25,000,000       Pacificorp, 5.650% - 5.660%, 2/9/2000 -
2/14/2000                                             24,595,590

--------------------
                         Total Commercial
Paper                                                                       520,778,598

--------------------
Government Agencies1.5%
                         Federal Home Loan Bank--1.5%
        10,000,000       5.290%,
11/10/1999                                                                             9,999,854
(2) Repurchase Agreements--12.2%
        63,000,000       Donaldson, Lufkin and Jenrette Securities Corp., 5.220%, dated
10/29/1999,                    63,000,000
                         due 11/1/1999
        17,903,000       Merrill Lynch, Pierce, Fenner and Smith, 5.190%, dated 10/29/1999,
due                        17,903,000
                         11/1/1999

--------------------
                         Total Repurchase Agreements (at
cost)                                                         80,903,000

====================
                         Total Investments (at amortized cost)
(3)                                           $        661,674,606

====================

(1) Rate reflects the rate of discount at the time of purchase.
(2) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(3) Also represents cost for federal tax purposes.
Note: The categories of investments are shown as a percentage of net assets
 ($663,503,578) at October 31, 1999.
The following acronym is used throughout this portfolio:
MTN--Medium Term Note
(See Notes which are an integral part of the Financial Statements)


                    Independence One Prime Money Market Fund
                      Statement of Assets and Liabilities

October 31, 1999 (unaudited)

Assets:
Investments in securities                                                          $      580,771,606
Investments in repurchase agreements                                                       80,903,000
Total investments in securities, at amortized cost and
value                                                 $        661,674,606
Cash
3,097,382
Income
receivable
1,875,025

--------------------
 Total
assets
666,647,013
Liabilities:
Income distribution payable                                                                 2,885,996
Accrued expenses                                                                              257,439
 Total
liabilities
3,143,435

--------------------
Net Assets for 663,503,578 shares
outstanding                                                                $        663,503,578
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class K Shares:
$502,389,103 / 502,389,103 shares
outstanding                                                                        $       1.00
Class Y Shares:
$161,114,475 / 161,114,475 shares
outstanding                                                                        $       1.00

(See Notes which are an integral part of the Financial Statements)



                    Independence One Prime Money Market Fund
                            Statement of Operations

Six Months Ended October 31, 1999 (unaudited)

Investment Income:
Interest
$      18,429,623
Expenses:
Investment advisory fee                                                               $    1,428,834
Administrative personnel and services fee                                                    355,027
Custodian fees                                                                                40,298
Transfer and dividend disbursing agent fees and expenses                                      62,720
Directors'/Trustees' fees                                                                     12,820
Auditing fees                                                                                  8,411
Legal fees                                                                                     2,831
Portfolio accounting fees                                                                     58,885
Shareholder services feeClass K Shares                                                       624,110
Share registration costs                                                                      19,440
Printing and postage                                                                           4,510
Insurance premiums                                                                             1,752
Miscellaneous                                                                                  2,813
                                                                                      --------------
 Total expenses                                                                            2,622,451
Waiver--
 Waiver of investment advisory fee                                                          (893,022)
   Net
expenses
1,729,429
Net investment
income                                                                                          $
16,700,194

(See Notes which are an integral part of the Financial Statements)



                    Independence One Prime Money Market Fund
                       Statement of Changes in Net Assets

                                                                           Six Months Ended
Year Ended April 30,
                                                                           October 31,
1999                     1999
                                                                             (unaudited)
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                                       $    16,700,194
$           27,718,372
Distributions to Shareholders--
Distributions from net investment income
 Class K Shares
(11,501,912)                     (21,765,197)
 Class Y Shares
(5,198,282)                      (5,953,175)
 Change in net assets resulting from distributions to shareholders
(16,700,194)                     (27,718,372)
Share Transactions--
Proceeds from sale of shares
2,949,449,989                    4,638,090,014
Net asset value of shares issued to shareholders in payment of
8,704,945                       17,286,748
 distributions declared
Cost of shares redeemed
(2,928,224,942)                  (4,493,048,245)
 Change in net assets resulting from share transactions
29,929,992                      162,328,517
   Change in net assets
29,929,992                      162,328,517
Net Assets:
Beginning of period
633,573,586                      471,245,069
End of period                                                               $   663,503,578
$          633,573,586

(See Notes which are an integral part of the Financial Statements)



                    Independence One Prime Money Market Fund
                      Financial Highlights--Class K Shares

(For a share outstanding throughout each period)

                                  Six Months
                                    Ended
                                 October 31,                                     Year Ended April 30,
                                    1999
                                 (unaudited)                 1999          1998           1997
1996            1995
Net asset value, beginning          $   1.00              $   1.00     $   1.00        $   1.00     $
1.00        $   1.00
 of
period
Income from
Investment

operations
 Net investment income                  0.02                  0.05         0.05            0.05
0.05            0.05
Less
distributions
 Distributions from net                (0.02)                (0.05)       (0.05)          (0.05)
(0.05)          (0.05)
  investment
income
Net asset value, end                $   1.00              $   1.00     $   1.00        $   1.00     $
1.00        $   1.00

ofperiod
Total return (1)                        2.34%                 4.88%        5.20%           4.94%
5.33%           4.66%
Ratios to average net
assets
 Expenses (2)                           0.81%(3)              0.81%        0.84%           0.85%
0.86%           0.61%
 Net investment income (2)              4.36%(3)              4.52%        4.82%           4.58%
4.94%           4.51%
 Expenses (after waivers)               0.56%(3)              0.56%        0.59%           0.60%
0.61%           0.61%
 Net investment income                  4.61%(3)              4.77%        5.07%           4.83%
5.19%           4.51%
  (after
waivers)
Supplemental
data
 Net assets, end of period          $502,389              $442,201     $389,522        $337,836
$310,991        $233,607
  (000 omitted)

(1)  Based on net asset value.
(2) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.
(3) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)



                    Independence One Prime Money Market Fund
                      Financial Highlights--Class Y Shares

(For a share outstanding throughout each period)

                                   Six Months
                                            Ended October                       Year Ended April 30,
                                               31, 1999
                                             (unaudited)                  1999          1998
1997         1996(1)
Net asset value, beginning of period             $   1.00             $   1.00        $  1.00      $
1.00       $  1.00
Income from investment
operations
 Net investment income                               0.02                 0.05           0.05
0.05          0.05
Less
distributions
 Distributions from net investment                  (0.02)               (0.05)         (0.05)
(0.05)        (0.05)

income
Net asset value, end of period                   $   1.00             $   1.00        $  1.00      $
1.00       $  1.00
Total return (2)                                     2.47%                5.14%          5.46%
5.20%         5.07%
Ratios to average net
assets
 Expenses (3)                                        0.56%(4)             0.56%          0.59%
0.60%         0.61%(4)
 Net investment income (3)                           4.61%(4)             4.77%          5.06%
4.81%         5.09%(4)
 Expenses (after waivers)                            0.31%(4)             0.31%          0.34%
0.35%         0.36%(4)
 Net investment income (after waivers)               4.86%(4)             5.02%          5.31%
5.06%         5.34%(4)
Supplemental
data
 Net assets, end of period (000                  $161,114             $191,373        $81,723
$71,168       $85,780
  omitted)

(1) Reflects operations for the period from May 1, 1995 (date of initial public investment) to April 30, 1996.
(2) Based on net asset value.
(3) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.
(4) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)



                Independence One U.S. Treasury Money Market Fund
                            Portfolio of Investments

October 31, 1999 (unaudited)


Principal

Amount
Value
U.S. Treasury Obligations--33.8%
                      U.S. Treasury Notes33.8%
$15,000,000           5.375%, 1/31/2000
$      15,008,936
35,000,000            5.500%, 2/29/2000 --
4/15/2000                                                              35,058,135
25,000,000            5.875%, 11/15/1999 --
2/15/2000                                                             25,035,967
                      Total U.S. Treasury
Obligations                                                           75,103,038
(1) Repurchase Agreements--59.2%
39,000,000            BA Securities, Inc., 5.210%, dated 10/29/1999, due
11/1/1999                              39,000,000
42,000,000            Goldman Sachs Group, LP, 5.130%, dated 10/29/1999, due
11/1/1999                          42,000,000
50,523,000            Merrill Lynch, Pierce, Fenner and Smith, 5.190%, dated 10/29/1999,
due                    50,523,000
                      11/1/1999
                      Total Repurchase
Agreements                                                              131,523,000
                      Total Investments (at amortized cost) (2)
$     206,626,038

(1) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(2) Also represents cost for federal tax purposes.
Note: The categories of investments are shown as a percentage of net assets
 ($222,051,203) at October 31, 1999.
(See Notes which are an integral part of the Financial Statements)



                Independence One U.S. Treasury Money Market Fund
                      Statement of Assets and Liabilities

October 31, 1999 (unaudited)

Assets:
Investments in securities                                                          $     75,103,038
Investments in repurchase agreements                                                    131,523,000
Total investments in securities, at amortized cost and
value                                               $     206,626,038
Cash
26,708
Income
receivable
1,371,538
Receivable for investments
sold                                                                                   15,000,000
 Total
assets
223,024,284

-----------------
Liabilities:
Income distribution payable                                                                 858,026
Accrued expenses                                                                            115,055
 Total
liabilities
973,081

-----------------
Net Assets for 222,051,203 shares
outstanding                                                              $     222,051,203
Net asset value, offering price and redemption proceeds per share:
$222,051,203 / 222,051,203 shares
outstanding                                                                          $1.00

(See Notes which are an integral part of the Financial Statements)



                Independence One U.S. Treasury Money Market Fund
                            Statement of Operations

Six Months Ended October 31, 1999 (unaudited)

Investment Income:
Interest
$    5,441,197
Expenses:
Investment advisory fee                                                                  $    441,032
Administrative personnel and services fee                                                     109,592
Custodian fees                                                                                 28,258
Transfer and dividend disbursing agent fees and expenses                                       18,527
Directors'/Trustees' fees                                                                       6,697
Auditing fees                                                                                   6,942
Legal fees                                                                                      2,572
Portfolio accounting fees                                                                      30,708
Share registration costs                                                                       12,116
Printing and postage                                                                            5,921
Insurance premiums                                                                              2,082
Miscellaneous                                                                                   2,081
 Total
expenses
666,528

--------------
   Net investment
income                                                                                     $    4,774,669

(See Notes which are an integral part of the Financial Statements)



                Independence One U.S. Treasury Money Market Fund
                       Statement of Changes in Net Assets

                                                                       Six Months Ended
                                                                       October 31, 1999
Year Ended
                                                                         (unaudited)
April 30, 1999
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                                  $     4,774,669
$        11,665,694
Distributions to Shareholders--
Distributions from net investment income
(4,774,669)                      (11,665,694)
Share Transactions--
Proceeds from sale of shares
1,217,896,370                     2,423,407,738
Net asset value of shares issued to shareholders in payment of
2,605,156                         7,185,665
 distributions declared
Cost of shares redeemed                                                 (1,192,399,349)
(2,557,212,720)
 Change in net assets resulting from share transactions
28,102,177                      (126,619,317)
   Change in net assets
28,102,177                      (126,619,317)
Net Assets:
Beginning of period
193,949,026                       320,568,343
End of period                                                          $   222,051,203
$       193,949,026

(See Notes which are an integral part of the Financial Statements)



                Independence One U.S. Treasury Money Market Fund
                              Financial Highlights

(For a share outstanding throughout each period)


                                  Six Months
                                    Ended
                                 October 31,                                   Year Ended April 30,
                                     1999
                                 (unaudited)             1999            1998            1997
1996             1995
Net asset value, beginning          $   1.00         $   1.00        $   1.00        $   1.00        $
1.00         $   1.00
 of
period
Income from
investment

operations
 Net investment income                  0.02             0.05            0.05            0.05
0.05             0.04
Less
distributions
 Distributions from net                (0.02)           (0.05)          (0.05)          (0.05)
(0.05)           (0.04)
  investment
income
Net asset value, end of             $   1.00         $   1.00        $   1.00        $   1.00        $
1.00         $   1.00

period
                                    --------         --------        --------        --------
--------         --------
Total return (1)                        2.19%            4.62%           5.03%           4.86%
5.28%            4.49%
Ratios to average net
assets
 Expenses                               0.60%(2)         0.59%           0.59%           0.59%
0.60%            0.63%
 Net investment income                  4.33%(2)         4.54%           4.92%           4.75%
5.14%            4.41%
Supplemental
data
 Net assets, end of period          $222,051         $193,949        $320,568        $245,289
$297,233         $244,887
  (000 omitted)

(1)  Based on net asset value.
(2) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)



                 Independence One Michigan Municipal Cash Fund
                            Portfolio of Investments

October 31, 1999 (unaudited)


Credit
    Principal                                                                                Rating*
      Amount
S&P/Moody's                Value
(1)(2) Short-Term Municipals--95.5%
                    Michigan--95.5%
$    2,600,000      Bruce Township, MI Hospital Finance Authority, Tender
A-1+/VMIG1            $     2,600,000
                    Securities Weekly VRDNs (Sisters of Charity Health Care
                    System)/(MBIA INS)/(Morgan Guaranty Trust Co., New York
                    LIQ)
     1,000,000      Cornell, MI EDC, Industrial Development Revenue Refunding
A-1+/NR                  1,000,000
                    Bonds (Series 1990), 3.30% CP (Mead-Escanaba Paper Co.
                    Project)/(Credit Suisse First Boston LOC), Mandatory
                    Tender 11/3/1999
     3,000,000      Dearborn, MI EDC, Revenue Bonds Weekly VRDNs (Henry Ford
NR/NR                  3,000,000
                    Village)/(Comerica Bank, Detroit, MI LOC) 1,000,000
     Dearborn, MI School District, GO UT, 6.375% Bonds (MBIA
AAA/Aaa                  1,033,119
                    LOC), 5/1/2000 (callable @102)
     2,000,000      Dearborn, MI School District, GO UT, 6.625% Bonds (MBIA
AAA/Aaa                  2,068,665
                    LOC), 5/1/2000 (callable @102)
     2,800,000      Delta County, MI EDC, Environmental Improvement Revenue
NR/P-1                  2,800,000
                    Refunding Bonds (Series 1985 A), 3.50% CP (Mead-Escanaba
                    Paper Co. Project), Mandatory Tender 2/3/2000
     2,200,000      Delta County, MI EDC, Environmental Improvement Revenue
NR/P-1                  2,200,000
                    Refunding Bonds (Series 1985 B), 3.60% CP (Mead-Escanaba
                    Paper Co. Project)/(Union Bank of Switzerland, Zurich
                    LOC), Mandatory Tender 1/20/2000
     5,000,000      Detroit, MI City School District, (Series 1999), 4.00%
SP-1+/NR                  5,013,972
                    TANs (Michigan State GTD), 6/1/2000
     3,000,000      Detroit, MI Sewage Disposal System Revenue Refunding Bonds
A-1+/VMIG1                  3,000,000
                    (Series A) Weekly VRDNs (MBIA INS)
       500,000      Detroit, MI Water Supply System, Water Supply System
A-1+/VMIG1                    500,000
                    Revenue Refunding Bonds (Series 1993) Weekly VRDNs (FGIC
                    INS)/(FGIC Securities Purchase, Inc. LIQ)
       340,000      Farmington Hills, MI EDC, LT Obligation Weekly VRDNs
A-1/A                    340,000
                    (Brookfield Building Association)/ (Comerica Bank,
                    Detroit, MI LOC)
       745,000      Farmington Hills, MI EDC, Limited Obligation Revenue
NR/NR                    745,000
                    Bonds, 3.90% TOBs (Marketing Displays)/(Comerica Bank,
                    Detroit, MI LOC) 3/1/2000
     1,000,000      Grand Rapids, MI EDR, Weekly VRDNs (Amway Hotel Corp.)/
A-1/NR                  1,000,000
                    (Old Kent Bank & Trust Co., Grand Rapids LOC)
     1,000,000      Grand Rapids, MI EDR, Weekly VRDNs (Amway Hotel Corp.)/
A-1/NR                  1,000,000
                    (Old Kent Bank & Trust Co., Grand Rapids LOC)
     5,500,000      Grand Rapids, MI Water Supply System (Series 1993) Weekly
A-1+/VMIG1                  5,500,000
                    VRDNs (FGIC INS)/(Societe Generale, Paris LIQ)
     3,400,000      Kent Hospital Finance Authority, MI, Refunding Revenue
A-1+/VMIG1                  3,400,000
                    Bonds Spectrum Health Weekly VRDNs (MBIA LOC)
     2,000,000      Michigan Higher Education Student Loan Authority,
Series                                            2,000,000
                    XXIIF Weekly VRDNs (AMBAC GTD)                                           AAA/VMIG1
     2,000,000      Michigan Municipal Bond Authority, Revenue Bonds (Series
SP-1+/NR                  2,010,679
                    B-2), 4.25%, 8/25/2000 (Morgan Guaranty Trust LOC)
       310,000      Michigan State Hospital Finance Authority Weekly VRDNs
NR/VMIG1                    310,000
                    (Hospital Equipment Loan Program)/ (First of America
                    Bank-Kalamazoo, MI LOC)
     3,885,000      Michigan State Hospital Finance Authority, (Series 1994)
NR/VMIG1                  3,885,000
                    Weekly VRDNs (Mt. Clemens General Hospital)/(Comerica
                    Bank, Detroit, MI LOC)
     4,000,000      Michigan State Hospital Finance Authority, (Series A)
NR/VMIG1                  4,000,000
                    WeeklyVRDNs (Hospital Equipment Loan Program)/(First of
                    America Bank, LOC)
       400,000      Michigan State Hospital Finance Authority, (Series A)
NR/VMIG1                    400,000
                    Weekly VRDNs (Hospital Equipment Loan Program)/(First of
                    America BankKalamazoo, MI LOC)
     3,630,000      Michigan State Hospital Finance Authority, (Series A)
NR/VMIG1                  3,630,000
                    Weekly VRDNs (Hospital Equipment Loan Program)/(First of
                    America BankKalamazoo, MI LOC)
     2,100,000      Michigan State Hospital Finance Authority, (Series
F)                                               2,100,000
                    Weekly VRDNs (Daughters of Charity)                                       NR/VMIG1
       660,000      Michigan State Hospital Finance Authority, Revenue Bonds
NR/Aa3                    660,000
                    (Series A) Weekly VRDNs (Hospital Equipment Loan Program)/
                    (First of America BankKalamazoo, MI LOC)
     1,370,000      Michigan Strategic Fund Weekly VRDNs (Applied Textiles,
NR/NR                  1,370,000
                    Inc. Project)/(Old Kent Bank & Trust Co., Grand Rapids LOC)
       300,000      Michigan Strategic Fund Weekly VRDNs (Cons. Indl. Corp.
NR/NR                    300,000
                    Project)
       765,000      Michigan Strategic Fund Weekly VRDNs (Advanced Tooling
NR/NR                    764,980
                    Systems, Inc. Project)/(Bank One, Michigan LOC)
       200,000      Michigan Strategic Fund Weekly VRDNs (LPB LLC Project)/
NR/NR                    200,000
                    (Bank One, Michigan LOC)
     1,500,000      Michigan Strategic Fund Weekly VRDNs (Morrell, Inc.
NR/NR                  1,500,000
                    Project)/ (Comerica Bank, Detroit, MI LOC)
     1,000,000      Michigan Strategic Fund, (Series 1995) Weekly VRDNs (Rood
NR/NR                  1,000,000
                    Industries, Inc. Project)/(Bank One, Michigan LOC)
     2,000,000      Michigan Strategic Fund, 3.25% CP (Dow Chemical Co.),
NR/P-1                  2,000,000
                    Mandatory Tender 11/8/1999
     1,800,000      Michigan Strategic Fund, 3.35% CP (Dow Chemical Co.),
NR/P-1                  1,800,000
                    Mandatory Tender 11/18/1999
     1,000,000      Michigan Strategic Fund, Industrial Improvement Revenue
NR/NR                  1,000,000
                    Bonds Weekly VRDNs (Eclipse Mold, Inc. Project)/(Bank One,
                    Michigan LOC)
     1,000,000      Michigan Strategic Fund, Industrial Improvement Revenue
NR/NR                  1,000,000
                    Bonds Weekly VRDNs (Pinnacle Molded Plastics)/(Bank One,
                    Michigan LOC)
       760,000      Michigan Strategic Fund, Industrial Improvement Revenue
NR/NR                    759,852
                    Bonds Weekly VRDNs (Royal Oak Industries, Inc.)/(Old Kent
                    Bank & Trust Co., Grand Rapids LOC)
     2,000,000      Michigan Strategic Fund, Industrial Revenue Refunding
P-1/VMIG1                  2,000,000
                    Bonds Daily VRDNs (Consumers Power Project)/ (UBSUnion
                    Bank of Switzerland LOC)(AMBAC INS)
     5,175,000      Michigan Strategic Fund, PCR Bonds Weekly VRDNs (General
NR/VMIG1                  5,175,000
                    Motors Corp. Project)
       795,000      Michigan Strategic Fund, Refunding Revenue Bonds (Series
NR/NR                    795,000
                    B) Weekly VRDNs (Riverfront Development Co. Project)/(Old
                    Kent Bank & Trust Co., Grand Rapids LOC)
     3,000,000      Michigan Strategic Fund, Refunding Revenue Bonds
NR/Aa2                  3,000,000
                    WeeklyVRDNs (Louisiana-Pacific Corp.)/ (Wachovia Bank &
                    Trust Co. LOC)
       800,000      Michigan Strategic Fund, Resource Recovery Improvement
A-1+/NR                    800,000
                    Bonds Weekly VRDNs (Great Lakes Recovery Systems)/ (Bank
                    One, Michigan LOC)
     1,000,000      Michigan Strategic Fund, Revenue Bonds Weekly VRDNs
NR/NR                  1,000,000
                    (Non-Ferrous Cast Alloys Project)/(Bank One, Michigan LOC)
       900,000      Michigan Strategic Fund, Revenue Bonds Weekly VRDNs (YWY
NR/NR                    900,000
                    Investments LLC Project)/(Bank One, Michigan LOC)
     5,900,000      Michigan Strategic Fund, Solid Waste Disposal Revenue
NR/VMIG1                  5,900,000
                    Bonds Weekly VRDNs (Grayling Generating Project)
     1,500,000      Oakland County, MI EDC Weekly VRDNs (Oakland University
NR/NR                  1,500,000
                    Fndtn. Project)/(Comerica Bank, Detroit, MI LOC)
     1,900,000      Pontiac, MI City School District, 3.45% GO UT Bonds (FGIC
AAA/Aaa                  1,900,000
                    LOC), 5/1/2000
     1,000,000      Regents of University of Michigan, (Series A), 3.25% CP
A-1+/P-1                  1,000,000
                    (Regents of University of Michigan GTD), Mandatory Tender
                    11/3/1999
     2,600,000      Regents of University of Michigan, (Series A), 3.45% CP
A-1+/P-1                  2,600,000
                    (Regents of University of Michigan GTD), Mandatory Tender
                    11/17/1999
     4,000,000      Regents of University of Michigan, (Series A), 3.45% CP
A-1+/P-1                  4,000,000
                    (Regents of University of Michigan GTD), Mandatory Tender
                    11/17/1999
     1,945,000      Wayne County, MI, Airport Revenue Bonds (Series B) Weekly
A-1+/VMIG1                  1,945,000
                    VRDNs (Detroit Metropolitan County)
                    Total Short-Term
Municipals                                                                        98,406,267

Shares
Value
Mutual Fund--4.1%
4,251,000       Nuveen Tax Exempt Money Market Fund (at net asset
value)                                           $    4,251,000
                Total Investments (at amortized cost)
(3)                                                          $  102,657,267

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings.
(1) At October 31, 1999, 14.0% of the total investments at market value were subject to alternative minimum tax. (2) Rate reflects the rate of discount at the time of purchase.
(3) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($103,022,372) at October 31, 1999.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation CP--Commercial Paper
EDC--Economic Development Corporation EDR--Economic Development Revenue
FGIC--Financial Guaranty Insurance Company GO--General Obligation
GTD--Guaranteed INS--Insured LIQ--Liquidity Agreement LOC--Letter of Credit
LT--Limited Tax MBIA--Municipal Bond Investors Assurance PCR--Pollution Control Revenue TANs--Tax Anticipation Notes TOBs--Tender Option Bonds UT--Unlimited Tax VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)



                 Independence One Michigan Municipal Cash Fund
                      Statement of Assets and Liabilities

October 31, 1999 (unaudited)

Assets:
Total investments in securities, at amortized cost and value
$     102,657,267
Cash
34,218
Income
receivable
645,188
 Total
assets
103,336,673

-----------------
Liabilities:
Income distribution payable                                                            $   280,945
Accrued expenses                                                                            33,356
 Total
liabilities
314,301

-----------------
Net Assets for 103,022,372 shares outstanding
$     103,022,372
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$103,022,372 / 103,022,372 shares
outstanding                                                                         $1.00

(See Notes which are an integral part of the Financial Statements)



                 Independence One Michigan Municipal Cash Fund
                            Statement of Operations

Six Months Ended October 31, 1999 (unaudited)

Investment Income:
Interest
$    1,619,504
Expenses:
Investment advisory fee                                                                 $   192,674
Administrative personnel and services fee                                                    47,882
Custodian fees                                                                               10,600
Transfer and dividend disbursing agent fees and expenses                                     19,862
Directors'/Trustees' fees                                                                     2,973
Auditing fees                                                                                 7,537
Legal fees                                                                                    2,249
Portfolio accounting fees                                                                    20,243
Share registration costs                                                                      8,531
Printing and postage                                                                          4,774
Insurance premiums                                                                              778
Miscellaneous                                                                                   871
                                                                                        -----------
 Total expenses                                                                             318,974
Waiver
 Waiver of investment advisory fee                                                          (72,253)
   Net
expenses
246,721
   Net investment
income                                                                                      $    1,372,783

(See Notes which are an integral part of the Financial Statements)



                 Independence One Michigan Municipal Cash Fund
                       Statement of Changes in Net Assets

                                                                             Six Months Ended
Year Ended April
                                                                             October 31,
1999               30, 1999
                                                                               (unaudited)
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                                            $
1,372,783             $   3,297,338
Distributions to Shareholders--
Distributions from net investment income
(1,372,783)               (3,297,338)
Share Transactions--
Proceeds from sale of shares
379,900,950               887,345,373
Net asset value of shares issued to shareholders in payment of
908,370                 2,517,212
 distributions declared
Cost of shares redeemed
(364,736,653)             (905,682,605)
 Change in net assets resulting from share transactions
16,072,667               (15,820,020)
   Change in net assets
16,072,667               (15,820,020)
Net Assets:
Beginning of period
86,949,705               102,769,725
End of period                                                                    $
103,022,372             $  86,949,705

(See Notes which are an integral part of the Financial Statements)



                 Independence One Michigan Municipal Cash Fund
                              Financial Highlights

(For a share outstanding throughout each period)

                                     Six Months
                                       Ended
                                    October 31,                            Year Ended April 30,
                                       1999
                                    (unaudited)          1999            1998          1997
1996          1995
Net asset value, beginning of          $   1.00        $  1.00       $   1.00        $  1.00       $
1.00        $ 1.00

period
Income from
investment

operations
 Net investment income                     0.01           0.03           0.03           0.03
0.03          0.03
Less
distributions
 Distributions from net                   (0.01)         (0.03)         (0.03)         (0.03)
(0.03)        (0.03)
  investment
income
Net asset value, end of period         $   1.00        $  1.00       $   1.00        $  1.00       $
1.00        $ 1.00
Total return (1)                           1.40%          2.85%          3.24%          3.04%
3.24%         2.81%
Ratios to average net
assets
 Expenses (2)                              0.66%(3)       0.63%          0.65%          0.68%
0.73%         0.80%
 Net investment income (2)                 2.70%(3)       2.67%          3.03%          2.81%
2.98%         2.59%
 Expenses (after waivers)                  0.51%(3)       0.48%          0.49%          0.48%
0.53%         0.59%
 Net investment income                     2.85%(3)       2.82%          3.19%          3.01%
3.18%         2.80%

(afterwaivers)
Supplemental
data
 Net assets, end of period             $103,022          $86,950       $102,770        $84,019
$74,71      $66,856
  (000omitted)

(1) Based on net asset value.
(2) During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.
(3) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)


                         Independence One Mutual Funds
                     Combined Notes to Financial Statements

October 31, 1999 (unaudited)

(1) Organization

Independence One Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of nine portfolios. The financial statements of the following portfolios (individually referred to as the "Fund," or collectively as the "Funds") are presented herein:

                    Portfolio Name                                       Investment Objective
--------------------------------------------------------------------------------------------------------------
Independence One Prime Money Market Fund ("Prime         To provide current income consistent with
stability
 Money Market Fund")                                     of principal.
--------------------------------------------------------------------------------------------------------------
Independence One U.S. Treasury Money Market Fund         To provide current income consistent with
stability
 ("U.S. Treasury Money Market Fund")                     of principal.
--------------------------------------------------------------------------------------------------------------
Independence One Michigan Municipal Cash Fund To provide stability of income and current income ("Michigan Municipal Cash Fund") exempt from federal regular income tax and
Michigan
                                                         state income tax consistent with stability of
                                                         principal.
--------------------------------------------------------------------------------------------------------------

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations--The Funds use of the amortized cost method, which approximates fair value, to value their portfolio securities is in accordance with Rule 2a-7 under the Act. The Funds seek to maintain a stable net asset value of $1.00 per share. Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other--Investment transactions are accounted for on the trade date.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. At October 31, 1999, capital paid-in for Prime Money Market Fund, U.S. Treasury Money Market Fund, and Michigan Municipal Cash Fund aggregated $663,503,578, $222,051,203, and $103,022,372, respectively.
Transactions in shares were as follows:

                                                                                       Prime Money Market
Fund
                                                                                 Six Months
                                                                                   Ended
Year Ended
                                                                                October
31,                April 30,

1999                     1999
Class K Shares
Shares sold                                                                     2,007,910,203
3,673,759,787
Shares issued to shareholders in payment of distributions declared
6,638,824                13,830,889
Shares redeemed                                                                (1,954,360,641)
(3,634,911,834)
Net change resulting from Class K share transactions
60,188,386                52,678,842

                                                                                        Prime Money
Market Fund
                                                                                 Six Months
                                                                                    Ended
Year Ended
                                                                                  October
31,              April 30,

1999                    1999
Class Y Shares
Shares sold                                                                       941,539,786
964,330,227
Shares issued to shareholders in payment of distributions declared
2,066,121               3,455,859
Shares redeemed                                                                  (973,864,301)
(858,136,411)
Net change resulting from Class Y share transactions                              (30,258,394)
109,649,675
Net change resulting from share transactions                                       29,929,992
162,328,517

                                                                                    U.S. Treasury Money
Market Fund
                                                                                Six Months
                                                                                   Ended
Year Ended
                                                                                October
31,                April 30,

1999                      1999
Shares sold
1,217,896,370              2,423,407,738
Shares issued to shareholders in payment of distributions declared
2,605,156                  7,185,665
Shares redeemed                                                                (1,192,399,349)
(2,557,212,720)
Net change resulting from share transactions
28,102,177               (126,619,317)

                                                                                       Michigan Municipal
Cash Fund
                                                                                 Six Months
Ended          Year Ended April
                                                                                 October 31,
1999              30, 1999
Shares sold
379,900,950               887,345,373
Shares issued to shareholders in payment of distributions declared
908,370                 2,517,212
Shares redeemed
(364,736,653)             (905,682,605)
Net change resulting from share transactions
16,072,667               (15,820,020)

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Michigan National Bank, the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of each of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period. The administrative fee received during any fiscal year shall be at least $50,000 for each portfolio in the Trust. FAS may voluntarily choose to waive a portion of its fee.

Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Michigan National Bank, Prime Money Market Fund will pay Michigan National Bank up to 0.25% of average daily net assets of the Class K shares for the period. The fee paid to Michigan National Bank is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer Agent and Dividend Disbursing Agent Fees--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--Michigan National Bank is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

General--Certain of the Officers of the Trust are Officers and/or Directors or Trustees of the above companies.

(5) Concentration of Credit Risk

Since Michigan Municipal Cash Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at October 31, 1999, 74.4% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 11.8% of total investments.

(6) Year 2000

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date- related information and data from and after January 1, 2000. The Funds' Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.

Trustees         Robert E. Baker
                 Harold Berry
                 Nathan Forbes
                 Harry J. Nederlander
                 Thomas S. Wilson


Officers         Edward C. Gonzales
                 President and Treasurer

                 Jeffrey W. Sterling
                 Vice President and Assistant Treasurer

                 C. Grant Anderson
                 Secretary

                 Timothy S. Johnson
                 Assistant Secretary



Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.


Independence One(R)

Mutual Funds
(Distributed by Federated Securities Corp.)


Semi-Annual Report
October 31, 1999

Independence One
Prime Money Market Fund
Class K Shares
Class Y Shares

Independence One
U.S. Treasury Money Market Fund

Independence One
Michigan Municipal Cash Fund

800-334-2292
www.MichiganNational.com

Investment Company Act File No: 811-5752
Cusip 453777203
Cusip 453777302
Cusip 453777708
Cusip 453777401
G01889-03 (12/99)


[LOGO OF INDEPENDENCE ONE]           [LOGO OF MICHIGAN NATIONAL]
Mutual Funds                             Investment Advisor